As filed with the Securities and Exchange Commission on December 2, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2019 – September 30, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2019
(UNAUDITED)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting the Funds at (888) 992-2765 or absolute.ta@apexfs.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at (888) 992-2765 or absolute.ta@apexfs.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with Absolute Funds.

The views in this report were those of Absolute Investment Advisers LLC (“AIA” and “Absolute”), the investment adviser to the Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (each a “Fund” and collectively the “Funds”) as of September 30, 2019, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

The Funds utilize a multi-manager strategy. For a complete description of each Fund’s principal investment risks please refer to its respective prospectus.

Although each Fund’s strategy is different, each Fund is subject to the following risks: Small- and medium-sized company risk; foreign or emerging markets securities risk which involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets; interest rate risk; and high yield, lower-rated (junk) bonds risk.

Other principal risks include investing in initial public offerings; selling securities short with the risk of magnified capital losses; investing in derivatives which can be volatile and involve various types and degrees of risks; and investing in options and futures which are subject to special risks and may not fully protect a Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Futures trading is very speculative, largely due to the traditional volatility of futures prices.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, call the Fund at 888-99-ABSOLUTE.

The S&P 500® Index (“S&P 500”) is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based measurement of the U.S. dollar-denominated, investment-grade, fixed-rate, SEC registered taxable bond market. The HFRX Global Hedge Fund Index is a broad-based measurement of the performance of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World Index measures the performance of a diverse range of 24 developed countries’ stock markets including the United States and Canada, and countries in Europe, the Middle East; Asia and the Pacific. The HFRX Equity Hedge Index measures the performance of strategies that maintain positions both long and short in primarily equity and equity derivative securities. The HFRX Fixed Income Convertible Arbitrage Index measures the performance of hedge fund strategies that are predicated on realizing of a spread between related instruments at least one of which is a convertible fixed income instrument. The iBoxx High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe. The total return of the indices include the reinvestment of dividends and income. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Funds are professionally managed, while the indices are unmanaged and are not available for investment.

Alpha is the measure of performance on a risk-adjusted (beta) basis. Alpha takes the volatility (price risk) of a fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha. Beta is a measure of a fund’s relative volatility as compared to the S&P 500 which by definition is 1.00. Accordingly a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 in up markets and 10% worse in down markets. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.

Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks. Other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE FUNDS

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2019

Dear Shareholder,

The financial landscape continues to be riddled with over-valued assets, divergent trends and central bank confusion. Less than 12 months ago, the Federal Reserve was in the midst of an interest rate hike campaign in reaction to a strengthening economy and an uptick in inflation. Financial markets responded negatively, so the Fed immediately ceased rate hikes. Shortly thereafter, the Fed (and nearly every global central bank) initiated a dovish tone that led to rate cuts along with some kind of additional effort to add massive overnight liquidity; this is now known as “not-QE” (not Quantitative Easing). Financial markets responded in traditional fashion and have once again reached exuberant levels.

The above chronology begs a few questions:

Can financial markets function without constant, massive central bank liquidity?

If everything is so great, what happens when inflation and interest rates begin to normalize?

What if corporate profit margins revert to the mean along with a normalization of interest rates?

What would a simple “reversion to the mean” in global financial markets look like?

How would this impact a typical portfolio that is heavily weighted towards a combination of past performance and highly correlated asset classes?

As always, market outcomes can vary and unknown situations can arise. Such outcomes and situations become ever more serious when markets trade near extreme levels. It’s no secret that bond markets and interest rates have been at historic levels, but equity markets have also been hovering at levels not seen outside of 1929 and 2000.

The broadest view of equity valuation metrics are right up against the highest levels observed during the 1999-2000 peak; these metrics include Price to Revenue, Enterprise Value to Earnings Before Interest, Taxes Depreciation and Amortization, and Market Capitalization to Gross Domestic Product.

Source: Bloomberg

ABSOLUTE FUNDS

ABSOLUTE FUNDS

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2019

Perhaps what is most revealing is the continued lack of real growth accompanying the aggressive rise in asset prices. The following chart illustrates the elevation in price of the S&P 500 versus revenue growth per share since 2012; price has risen 117% while revenue/share has grown only 27%:

Source: Bloomberg

This mismatch is astonishing considering the sentiment and excitement over growth stocks – where is the growth? In order for this simple economic gap to close, there likely needs to be a substantial drop in asset prices, a substantial pick-up in revenue growth, or some combination of the two. However, any increase in revenue growth could also likely coincide with inflation and/or a decline in profit margins. This may then result in a re-evaluation of equity risk premiums and much lower valuations.

Now imagine what transpires if restrictions or limitations are placed on corporate stock buybacks. Also consider the impact to passive investments if anti-trust efforts to break up large, index-heavy corporations are successful.

All of the above can happen and may very well happen. It could also occur at different points across a market cycle. This is why we believe portfolio diversification has always been a critically important aspect of asset allocation.* The difficulty for prudent investors is fundamentals and diversification have been deemed largely irrelevant over the past 5-6 years. Any truly disciplined and diversified approach has been punished. This has also been a painful stretch for value investing, and an especially painful stretch for long/short, market neutral, or short-biased value investing.

We believe markets move in cycles over time. The Funds are intentionally positioned with the goal of performing well as this cycle changes. This positioning appears to be very different than many traditional and alternative strategies that appear to be betting on markets trending upward indefinitely. The Funds have a concentrated number of investments that we believe offer risk/reward tradeoffs, primarily in long and short equities and convertible arbitrage.

As shown in the following chart, the largest detractor for our Funds’ equity performance has been the historic underperformance of value vs growth over this time. The gap has grown to over 30%.

*	Diversification does not assure a profit or protect against a loss.

ABSOLUTE FUNDS

ABSOLUTE FUNDS

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2019

Source: Bloomberg

What’s most implausible regarding value vs growth performance is that revenue/share has grown approximately 30% for the Russell 1000 value index vs 1% for the Russell 1000 growth index over the past 3 years.

Value investing, which over long periods of time has tended to perform well, has gone through a period of difficulty almost on par with the late 1990s tech bubble (over 40% underperformance). However, that period then resulted in an enormous inversion of value vs growth performance for the next 6 years and value outperformed growth by greater than a 2:1 margin:

Source: Bloomberg

Average Annual Total Returns Periods Ended September 30, 2019	One Year	Five Year	Ten Year
Absolute Strategies Fund Institutional Shares	3.34%	-1.81%	0.10%
S&P 500® Index	4.25%	10.84%	13.24%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	3.38%	3.75%
HFRX Global Hedge Fund Index	0.01%	0.32%	1.07%
MSCI World Index	1.83%	7.18%	9.01%

Performance data quoted represents past performance and is no guarantee of future results. As stated in the current prospectus, the Absolute Strategies Fund’s total annual operating expense ratio (gross) for Institutional Shares is 2.44% and the net expense ratio is 1.80% through August 1, 2020. However, the Absolute Strategies Fund’s Adviser has contractually agreed to waive its fee and/ or reimburse the Absolute Strategies Fund expenses to limit Total Annual

ABSOLUTE FUNDS

ABSOLUTE FUNDS

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2019

Fund Operating Expenses to 1.99% (the “Expense Cap” ). This Expense Cap, which excludes all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker fees, proxy expenses and extraordinary expenses, may only be raised or eliminated with the consent of the Board of Trustees.

Average Annual Total Returns Periods Ended September 30, 2019	One Year	Since Inception 12/30/15
Absolute Capital Opportunities Fund Institutional Shares	4.15%	5.93%
HFRX Equity Hedge Index	-1.40%	1.91%
S&P 500® Index	4.25%	12.53%

As stated in the current prospectus, the Absolute Capital Opportunity Fund’s total annual operating expense ratio (gross) is 3.25% and the net expense ratio is 3.06% through August 1, 2020. However, the Absolute Capital Opportunity Fund’s Adviser has contractually agreed to waive its fee and/or reimburse the Absolute Capital Opportunity Fund expenses to limit Total Annual Fund Operating Expenses to 1.75% through August 1, 2020 (the “Expense Cap” ). This Expense Cap, which excludes all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker fees, proxy expenses and extraordinary expenses, may only be raised or eliminated with the consent of the Board of Trustees.

Average Annual Total Returns Periods Ended September 30, 2019	One Year	Five Year	Ten Year
Absolute Convertible Arbitrage Fund Institutional Shares	5.07%	4.27%	5.24%
HFRX Fixed Income Convertible Arbitrage Index	0.94%	1.20%	3.11%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	3.38%	3.75%
iBoxx High Yield Index	6.86%	4.97%	7.07%
S&P 500® Index	4.25%	10.84%	13.24%

As stated in the prospectus, the Absolute Convertible Arbitrage Fund’s Total Annual Operating Expense ratio (gross) for Institutional Shares is 2.19% and the net expense ratio is 1.74% through August 1, 2020. However, Absolute Investment Advisers LLC, the Absolute Convertible Arbitrage Fund’s Adviser, has contractually agreed to waive its fee and/or reimburse Absolute Convertible Arbitrage Fund expenses to limit Total Annual Fund Operating Expenses to 1.40% through August 1, 2020 (the “Expense Cap” ). This Expense Cap, which excludes all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses, may only be raised or eliminated with the consent of the Board of Trustees.

During the period overall performance was positive, but varied due to ongoing market volatility. Futures hedges and options hedges for the Strategies Fund and Capital Opportunities Fund were large gainers, and at times large detractors. Security specific attribution for the Strategies Fund included larger gains from Royal Gold and Brookfield Asset Management while Dupont and Schlumberger were detractors. Analog Devices, Jacobs Engineering, and Quanta Services also contributed to the Capital Opportunities Fund while CBS, Haliburton, and Dupont were negatives. Performance for the Convertible Arbitrage Fund was also positive; larger gainers included arbitrage trades in Coupa Software, Repligen, and RingServiceNow. Detractors included arbitrage trades in Aerojet Rockdyne, Insulet Corp, and Q2 Holdings.

In an environment littered with passive, non-managed investment products, it would seem prudent to make an effort to include at least some non-correlated allocations within a portfolio seeking to obtain diversification. It's hard to make an argument that any combination of long-only passive or beta-style vehicles can achieve ANY form of diversification. A simple back-test of financial market stress within the past couple years provides a fairly clear picture of the correlated risk that currently exists across investor portfolios. This does not even anticipate the likelihood of inflation or an interest rate spike. You do not need a quantitative asset-allocation model to know EVERYTHING will correlate to 1.0 when a violate risk-off environment occurs; especially since many market participants are investing the same way.

The following is a snapshot of both passive and alternative asset performance during the Fall 2018 drawdown:

ABSOLUTE FUNDS

ABSOLUTE FUNDS

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2019

Source: Bloomberg

Our Funds are focused on processes and strategies to create various forms of alpha in both equity and credit markets. Focusing on alpha, whether it be a long-only, neutral or short biased, can assist investors and asset allocators to achieve diversification and can help maintain a prudent assessment of financial market history. Not all market cycles provide a beneficial backdrop for achieving alpha performance, but these strategies do tend to perform best during the most difficult environments for passive, beta-style investments.

Sincerely,

Jay Compson

Portfolio Manager

Absolute Investment Advisers LLC

ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PORTFOLIO HOLDINGS SUMMARY

SEPTEMBER 30, 2019

Portfolio Breakdown (% of Net Assets)
Common Stock	24.1%
Asset Backed Obligations	0.4%
Investment Companies	50.8%
Money Market Fund	12.2%
Purchased Options	1.5%
Written Options	(0.5)%
Other Assets & Liabilities, Net *	11.5%
100.0%
*	Consists of deposits with the custodian and/or brokers for put options written, cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for put options written represent 10.9% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares	Security Description	Value
Common Stock - 24.1%
Communication Services - 1.2%
42,500	Liberty Global PLC, Class C (a)	$1,011,075
Consumer Discretionary - 2.5%
10,000	Anheuser-Busch InBev SA/NV, ADR	951,500
6,000	The TJX Cos., Inc.	334,440
6,000	The Walt Disney Co.	781,920
		2,067,860
Energy - 2.7%
49,000	Enbridge, Inc.	1,718,920
14,000	Schlumberger, Ltd.	478,380
		2,197,300
Financials - 7.6%
9,600	Berkshire Hathaway, Inc., Class B (a)	1,996,992
25,500	Brookfield Asset Management, Inc., Class A	1,353,795
29,700	Loews Corp.	1,528,956
14,000	The Bank of New York Mellon Corp.	632,940
5,500	The Howard Hughes Corp. (a)	712,800
		6,225,483
Health Care - 3.3%
18,500	CVS Health Corp.	1,166,795
32,600	Sanofi, ADR	1,510,358
		2,677,153
Industrials - 0.3%
1,600	FedEx Corp.	232,912
Information Technology - 0.8%
10,000	Cerner Corp.	681,700
Materials - 4.0%
15,005	Agnico Eagle Mines, Ltd.	804,418
19,833	Corteva, Inc.	555,324
11,833	DuPont de Nemours, Inc.	843,811
9,000	Royal Gold, Inc.	1,108,890
		3,312,443
Real Estate - 0.3%
8,500	Equity Commonwealth REIT (a)	291,125
Utilities - 1.4%
14,000	Dominion Energy, Inc.	1,134,560
Total Common Stock (Cost $16,906,761)		19,831,611

Principal	Security Description	Rate	Maturity	Value
Asset Backed Obligations - 0.4%
$40,008	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (b)	4.23%	03/25/36	36,254
24,731	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (b)	4.35	03/25/36	22,520
17,227	Banc of America Funding Corp., Series 2006-E 2A1 (b)	4.65	06/20/36	17,204
20,717	Banc of America Funding Corp., Series 2007-E 4A1 (b)	3.58	07/20/47	16,682
52,595	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	52,305
19,646	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	19,275
21,450	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	21,161
23,715	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5 1A1 (b)	4.41	09/25/47	23,499
41,596	IndyMac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (b)	3.99	09/25/36	35,993
15,012	JPMorgan Mortgage Trust, Series 2007-A2 4A1M (b)	4.17	04/25/37	13,946
22,902	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (b)	4.42	04/25/47	16,941
Total Asset Backed Obligations (Cost $182,032)				275,780

Shares	Security Description	Value
Investment Companies - 50.8%
1,587,260	Absolute Capital Opportunities Fund (c)	18,428,089
2,186,759	Absolute Convertible Arbitrage Fund (c)	23,354,587
Total Investment Companies (Cost $38,852,866)		41,782,676

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

Shares	Security Description	Value
Money Market Fund - 12.2%
10,048,537	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.81% (d)
	(Cost $10,048,537)	$10,048,537

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Purchased Options - 1.5%
Call Options Purchased - 0.5%
2,000	Invesco DB Agriculture Fund ETF (e)	$20.00	01/20	$4,000,000	2,000
500	SPDR S&P 500 ETF Trust	310.00	01/20	15,500,000	182,750
1,000	SPDR S&P 500 ETF Trust	330.00	06/20	33,000,000	258,000
1,000	VanEck Vectors Oil Services ETF	17.00	01/20	1,700,000	2,000
Total Call Options Purchased (Premiums Paid $491,500)					444,750
Put Options Purchased - 1.0%
1,500	Financial Select Sector SPDR Fund ETF	26.00	01/20	4,200,000	73,500
500	SPDR S&P 500 ETF Trust	275.00	10/19	14,838,500	18,250
1,000	SPDR S&P 500 ETF Trust	285.00	01/20	29,677,000	644,000
1,000	VanEck Vectors Semiconductor ETF	100.00	11/19	11,913,000	55,000
1,000	VanEck Vectors Semiconductor ETF	90.00	11/19	11,913,000	13,000
Total Put Options Purchased (Premiums Paid $859,680)					803,750
Total Purchased Options (Premiums Paid $1,351,180)					1,248,500
Investments, at value - 89.0% (Cost $67,341,376)					$73,187,104
Total Written Options - (0.5)% (Premiums Received $(410,071))					(447,000)
Other Assets & Liabilities, Net - 11.5%					9,475,208
Net Assets - 100.0%					$82,215,312

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF PUT OPTIONS WRITTEN

SEPTEMBER 30, 2019

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Written Options - (0.5)%
Put Options Written - (0.5)%
(1,000)	SPDR S&P 500 ETF Trust
	(Premiums Received $(410,071))	$275.00	01/20	$27,500,000	$(447,000)
Total Written Options - (0.5)% (Premiums Received $(410,071))					$(447,000)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

NOTES TO SCHEDULES OF INVESTMENTS AND PUT OPTIONS WRITTEN

SEPTEMBER 30, 2019

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of September 30, 2019.
(c)	Affiliated Company.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2019.
(e)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $2,000 or 0.0% of net assets.

At September 30, 2019, the Fund held the following exchange traded futures contracts:

Contracts	Description	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation
(240)	S&P 500 E-mini Future	12/20/19	$(36,064,967)	$(35,742,000)	$322,967

Affiliated investments are investments that are managed by the adviser, and are noted in the Absolute Strategies Fund’s Schedule of Investments. Transactions during the period with affiliates were as follows:

Investment Companies
Absolute Capital Opportunities Fund	Balance 3/31/2019	Gross Additions	Gross Reductions	Change in Unrealized Depreciation	Balance 9/30/2019	Realized Loss	Investment Income
Shares	1,713,508	–	126,248	–	1,587,260
Cost	$18,084,900	$–	$1,561,685	$–	$16,523,215	$(61,684)	$–
Value	19,705,339	–	–	284,435	18,428,089

Absolute Convertible Arbitrage Fund	Balance 3/31/2019	Gross Additions	Gross Reductions	Change in Unrealized Depreciation	Balance 9/30/2019	Realized Gain	Investment Income
Shares	2,314,548	–	127,789	–	2,186,759
Cost	$23,636,935	$–	$1,454,898	$–	$22,329,651	$45,402	$147,314
Value	24,279,613	–	–	382,258	23,354,587

At September 30, 2019, the value of investments in affiliated companies was $41,782,676 representing 50.82% of net assets, and the total cost was $38,852,866. Net realized loss was $16,202 and investment income was $147,314.

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Common Stock
Communication Services	$1,011,075	$–	$–	$1,011,075
Consumer Discretionary	2,067,860	–	–	2,067,860
Energy	2,197,300	–	–	2,197,300
Financials	6,225,483	–	–	6,225,483
Health Care	2,677,153	–	–	2,677,153
Industrials	232,912	–	–	232,912
Information Technology	681,700	–	–	681,700
Materials	3,312,443	–	–	3,312,443
Real Estate	291,125	–	–	291,125
Utilities	1,134,560	–	–	1,134,560
Asset Backed Obligations	–	275,780	–	275,780
Investment Companies	41,782,676	–	–	41,782,676
Money Market Fund	–	10,048,537	–	10,048,537

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULES OF INVESTMENTS AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2019

	Level 1	Level 2	Level 3	Total
Purchased Options	$143,500	$1,103,000	$2,000	$1,248,500
Investments at Value	$61,757,787	$11,427,317	$2,000	$73,187,104
Other Financial Instruments*
Futures	322,967	–	–	322,967
Total Other Financial Instruments*	$322,967	$–	$–	$322,967
Total Assets	$62,080,754	$11,427,317	$2,000	$73,510,071

Liabilities
Other Financial Instruments*
Written Options	–	(447,000)	–	(447,000)
Total Other Financial Instruments*	$–	$(447,000)	$–	$(447,000)
Total Liabilities	$–	$(447,000)	$–	$(447,000)

*	Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/(depreciation) and written options, which are reported at their market value at period end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Call Options Purchased
Balance as of 03/31/19	$–
Purchases	28,000
Change in unrealized depreciation	(26,000)
Balance as of 09/30/19	$2,000
Net change in unrealized depreciation from investments held as of 09/30/19**	$(26,000)

**	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

PORTFOLIO HOLDINGS SUMMARY

SEPTEMBER 30, 2019

Portfolio Breakdown (% of Net Assets)
Long Positions
Common Stock	63.1%
Money Market Fund	27.2%
Purchased Options	3.4%
Short Positions
Investment Company	(1.3)%
Written Options	(3.0)%
Other Assets & Liabilities, Net *	10.6%
100.0%
*	Consists of deposits with the custodian and/or brokers for securities sold short, cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 10.5% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares	Security Description	Value
Long Positions - 93.7%
Common Stock - 63.1%
Communication Services - 9.1%
644	Alphabet, Inc., Class A (a)	$786,414
644	Alphabet, Inc., Class C (a)(b)	785,036
29,779	CBS Corp., Class B	1,202,178
16,100	Discovery, Inc., Class C (a)	396,382
7,609	Facebook, Inc., Class A (a)(b)(c)	1,355,011
4,791	MultiChoice Group, Ltd., ADR (a)	36,795
23,955	Naspers, Ltd., ADR, Class N	717,692
		5,279,508
Consumer Discretionary - 13.2%
29,034	American Airlines Group, Inc.	783,047
540	Booking Holdings, Inc. (a)	1,059,809
2,409	CarMax, Inc. (a)(b)(c)	211,992
10,435	eBay, Inc.	406,756
7,967	Expedia Group, Inc.	1,070,844
26,720	General Motors Co. (b)	1,001,466
9,620	Gildan Activewear, Inc.	341,510
12,230	Mohawk Industries, Inc. (a)(b)	1,517,376
3,211	Spark Networks SE, ADR (a)	17,757
3,315	The Walt Disney Co. (c)	432,011
9,400	United Continental Holdings, Inc. (a)(c)	831,054
		7,673,622
Consumer Staples - 4.0%
2,353	AMERCO (a)	917,764
8,430	Philip Morris International, Inc.	640,090
2,800	The Kraft Heinz Co. (c)	78,218
16,595	US Foods Holding Corp. (a)(c)	682,055
		2,318,127
Energy - 0.4%
11,750	Halliburton Co.	221,487
Financials - 16.9%
5,534	American Express Co. (c)	654,562
4,699	Aon PLC (c)	909,586
13,614	Bank of America Corp.	397,120
7,546	Berkshire Hathaway, Inc., Class B (a)(b)(c)	1,569,719
25,276	CBRE Group, Inc., Class A (a)	1,339,881
8,904	Citigroup, Inc.	615,088
5,725	JPMorgan Chase & Co. (b)	673,775
23,955	Prosus NV, ADR (a)	349,024
43,706	The Blackstone Group, Inc., Class A (c)	2,134,601
18,155	The Charles Schwab Corp., Class A (b)	759,424
2,030	The Goldman Sachs Group, Inc. (b)	420,677
		9,823,457
Health Care - 1.1%
9,095	Bayer AG	641,278
Industrials - 8.5%
4,285	FedEx Corp. (b)	623,767
9,823	Jacobs Engineering Group, Inc. (c)	898,805
53,186	Quanta Services, Inc.	2,010,431
2,077	The Boeing Co. (b)(c)	790,236
3,201	United Parcel Service, Inc., Class B	383,544
1,650	Valmont Industries, Inc.	228,426
		4,935,209
Information Technology - 8.1%
6,654	Analog Devices, Inc. (c)	743,451
9,420	Apple, Inc. (c)	2,109,797
66,540	Covetrus, Inc. (a)	791,161
6,184	GoDaddy, Inc., Class A (a)	408,020
4,600	Micron Technology, Inc. (a)(c)	197,110
9,185	SS&C Technologies Holdings, Inc.	473,671
		4,723,210

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

Shares	Security Description	Value
Materials - 1.8%
8,921	PPG Industries, Inc.	$1,057,228

Total Common Stock (Cost $34,422,347)		36,673,126
Money Market Fund - 27.2%
15,828,474	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.81% (d)
	(Cost $15,828,474)	15,828,474

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Purchased Options - 3.4%
Call Options Purchased - 0.9%
1,487	SPDR S&P 500 ETF Trust	$310.00	11/19	$46,097,000	132,343
1,099	SPDR S&P 500 ETF Trust	310.00	01/20	34,069,000	401,684
Total Call Options Purchased (Premiums Paid $713,690)					534,027
Put Options Purchased - 2.5%
19	Micron Technology, Inc.	42.00	01/20	81,415	6,745
27	Micron Technology, Inc.	40.00	01/20	115,695	7,236
743	SPDR S&P 500 ETF Trust	292.00	11/19	22,050,011	314,289
1,200	SPDR S&P 500 ETF Trust	286.00	01/20	35,612,400	800,400
655	SPDR S&P 500 ETF Trust	255.00	01/20	19,438,435	130,018
1,200	SPDR S&P 500 ETF Trust	246.00	01/20	35,612,400	160,800
Total Put Options Purchased (Premiums Paid $2,923,693)					1,419,488
Total Purchased Options (Premiums Paid $3,637,383)					1,953,515
Total Long Positions - 93.7% (Cost $53,888,204)					54,455,115
Total Short Positions - (1.3)% (Proceeds $(738,321))					(727,086)
Total Written Options - (3.0)% (Premiums Received $(1,927,083))					(1,754,573)
Other Assets & Liabilities, Net - 10.6%					6,171,628
Net Assets - 100.0%					$58,145,084

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2019

Shares	Security Description	Value
Short Positions - (1.3)%
Investment Company - (1.3)%
(2,450)	SPDR S&P 500 ETF Trust
	(Proceeds $(738,321))	$(727,086)
Total Short Positions - (1.3)% (Proceeds $(738,321))		$(727,086)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

SCHEDULE OF CALL AND PUT OPTIONS WRITTEN

SEPTEMBER 30, 2019

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Written Options - (3.0)%
Call Options Written - (2.8)%
(55)	American Express Co.	$125.00	01/20	$650,540	$(14,135)
(66)	Analog Devices, Inc.	120.00	01/20	737,418	(21,384)
(47)	Aon PLC	200.00	10/19	909,779	(4,418)
(66)	Apple, Inc.	230.00	01/20	1,478,202	(63,426)
(28)	Apple, Inc.	210.00	01/20	627,116	(60,060)
(75)	Berkshire Hathaway, Inc.	250.00	01/20	1,560,150	(1,163)
(60)	CarMax, Inc.	90.00	01/20	528,000	(30,000)
(10)	CarMax, Inc.	85.00	01/20	88,000	(7,550)
(24)	Facebook, Inc.	190.00	01/20	427,392	(15,840)
(71)	Jacobs Engineering Group, Inc.	85.00	10/19	649,650	(49,700)
(27)	Jacobs Engineering Group, Inc.	80.00	10/19	247,050	(32,535)
(19)	Micron Technology, Inc.	70.00	01/20	81,415	(142)
(27)	Micron Technology, Inc.	60.00	01/20	115,695	(810)
(1,237)	SPDR S&P 500 ETF Trust	295.00	11/19	36,710,449	(1,030,421)
(255)	The Blackstone Group LP	40.00	01/20	1,245,420	(238,425)
(7)	The Boeing Co.	390.00	01/20	266,329	(12,425)
(28)	The Kraft Heinz Co.	40.00	01/21	78,218	(1,680)
(33)	The Walt Disney Co.	155.00	01/20	430,056	(1,980)
(93)	United Continental Holdings, Inc.	105.00	01/20	822,213	(6,882)
(122)	US Foods Holding Corp.	40.00	10/19	501,420	(21,960)
Total Call Options Written (Premiums Received $(1,645,473))					(1,614,936)
Put Options Written - (0.2)%
(4)	Alphabet, Inc.	900.00	01/20	360,000	(1,460)
(5)	Amazon.com, Inc.	1470.00	01/20	735,000	(10,912)
(24)	Berkshire Hathaway, Inc.	165.00	01/20	396,000	(1,200)
(31)	Capital One Financial Corp.	75.00	01/20	232,500	(3,255)
(26)	CarMax, Inc.	70.00	01/20	182,000	(2,145)
(10)	Caterpillar, Inc.	100.00	01/20	100,000	(1,300)
(58)	DXC Technology Co.	30.00	01/20	174,000	(18,850)
(58)	Exxon Mobil Corp.	65.00	01/20	377,000	(8,033)
(32)	Facebook, Inc.	120.00	01/20	384,000	(1,424)
(13)	FedEx Corp.	140.00	01/20	182,000	(9,100)
(95)	General Motors Co.	40.00	01/20	380,000	(35,720)
(53)	Hasbro, Inc.	70.00	01/20	371,000	(53)
(16)	IBM.	120.00	01/20	192,000	(2,000)
(28)	Intel Corp.	45.00	01/20	126,000	(2,744)
(16)	Johnson & Johnson	120.00	01/20	192,000	(3,664)
(61)	JPMorgan Chase & Co.	80.00	01/20	488,000	(1,525)
(18)	Mastercard, Inc.	200.00	01/20	360,000	(1,836)
(78)	Microsoft Corp.	95.00	01/20	741,000	(2,028)
(6)	Mohawk Industries, Inc.	130.00	12/19	78,000	(6,810)
(42)	Morgan Stanley	38.00	01/20	159,600	(3,948)
(85)	Oracle Corp.	45.00	01/20	382,500	(3,995)
(6)	The Boeing Co.	300.00	01/20	180,000	(1,890)
(53)	The Charles Schwab Corp.	30.00	01/20	159,000	(1,458)
(7)	The Goldman Sachs Group, Inc.	180.00	01/20	126,000	(2,240)
(24)	The Home Depot, Inc.	160.00	01/20	384,000	(720)
(18)	United Technologies Corp.	125.00	03/20	225,000	(8,910)
(27)	Visa, Inc.	130.00	01/20	351,000	(2,012)
(45)	Walmart, Inc.	82.50	01/20	371,250	(405)
Total Put Options Written (Premiums Received $(281,610))					(139,637)
Total Written Options - (3.0)% (Premiums Received $(1,927,083))					$(1,754,573)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN

SEPTEMBER 30, 2019

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Subject to put option written by the Fund.
(c)	Subject to call option written by the Fund.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2019.

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Common Stock
Communication Services	$5,279,508	$–	$–	$5,279,508
Consumer Discretionary	7,673,622	–	–	7,673,622
Consumer Staples	2,318,127	–	–	2,318,127
Energy	221,487	–	–	221,487
Financials	9,823,457	–	–	9,823,457
Health Care	641,278	–	–	641,278
Industrials	4,935,209	–	–	4,935,209
Information Technology	4,723,210	–	–	4,723,210
Materials	1,057,228	–	–	1,057,228
Money Market Fund	–	15,828,474	–	15,828,474
Purchased Options	460,613	1,492,902	–	1,953,515
Investments at Value	$37,133,739	$17,321,376	$–	$54,455,115
Total Assets	$37,133,739	$17,321,376	$–	$54,455,115
Liabilities
Securities Sold Short
Investment Company	$(727,086)	$–	$–	$(727,086)
Securities Sold Short	$(727,086)	$–	$–	$(727,086)
Other Financial Instruments*
Written Options	(605,727)	(1,148,846)	–	(1,754,573)
Total Liabilities	$(1,332,813)	$(1,148,846)	$–	$(2,481,659)

*	Other Financial Instruments are derivatives not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as written options, which are reported at their market value at period end.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

PORTFOLIO HOLDINGS SUMMARY

SEPTEMBER 30, 2019

Portfolio Breakdown (% of Net Assets)
Long Positions
Corporate Convertible Bonds	81.1%
Money Market Fund	15.4%
Short Positions
Common Stock	(39.3)%
Other Assets & Liabilities, Net *	42.8%
100.0%
*	Consists of deposits with the custodian and/or brokers for securities sold short, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 42.1% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Principal	Security Description	Rate	Maturity	Value
Long Positions - 96.5%
Corporate Convertible Bonds - 81.1%
Communication Services - 14.2%
$1,000,000	FireEye, Inc. (a)	1.63%	06/01/35	$950,202
1,250,000	FireEye, Inc. (a)	0.88	06/01/24	1,177,539
1,000,000	Gannett Co., Inc.	4.75	04/15/24	1,083,200
500,000	Global Eagle Entertainment, Inc. (a)	2.75	02/15/35	244,095
2,000,000	Infinera Corp. (a)	2.13	09/01/24	1,745,140
2,000,000	InterDigital, Inc. (b)	2.00	06/01/24	1,971,247
1,000,000	Proofpoint, Inc. (b)	0.25	08/15/24	1,085,140
2,500,000	Q2 Holdings, Inc.	0.75	02/15/23	3,673,437
1,020,000	Quotient Technology, Inc.	1.75	12/01/22	963,591
2,000,000	Snap, Inc. (b)	0.75	08/01/26	2,058,645
1,000,000	Twitter, Inc.	0.25	06/15/24	1,060,873
651,000	Twitter, Inc., Series 2014	1.00	09/15/21	642,456
750,000	Vonage Holdings Corp. (b)	1.75	06/01/24	777,378
1,000,000	YY, Inc. (b)	1.38	06/15/26	919,845
				18,352,788
Consumer Discretionary - 7.7%
2,000,000	Chegg, Inc. (a)	0.25	05/15/23	2,562,959
1,000,000	EZCORP, Inc.	2.88	07/01/24	946,885
1,000,000	Guess?, Inc. (b)	2.00	04/15/24	1,003,404
1,455,000	Live Nation Entertainment, Inc.	2.50	03/15/23	1,709,480
1,500,000	MercadoLibre, Inc.	2.00	08/15/28	2,209,472
1,500,000	Wayfair, Inc. (b)	1.00	08/15/26	1,548,881
				9,981,081
Consumer Staples - 1.9%
625,000	Flexion Therapeutics, Inc. (a)	3.38	05/01/24	562,791
1,500,000	FTI Consulting, Inc.	2.00	08/15/23	1,833,165
				2,395,956
Energy - 2.7%
1,500,000	Helix Energy Solutions Group, Inc. (a)	4.13	09/15/23	1,756,583
1,500,000	Newpark Resources, Inc. (a)	4.00	12/01/21	1,673,881
				3,430,464
Financials - 2.5%
61,000	Encore Capital Group, Inc. (a)	3.00	07/01/20	62,294
1,500,000	Encore Capital Group, Inc.	2.88	03/15/21	1,475,279
250,000	Encore Capital Group, Inc. (b)	3.25	10/01/25	261,365
1,500,000	Zillow Group, Inc. (b)	0.75	09/01/24	1,440,095
				3,239,033
Health Care - 13.7%
1,000,000	Accuray, Inc. (b)	3.75	07/15/22	886,818
1,500,000	CONMED Corp. (b)	2.63	02/01/24	1,863,899
525,000	DexCom, Inc. (a)	0.75	05/15/22	835,302
1,065,000	Exact Sciences Corp. (a)	1.00	01/15/25	1,505,644
750,000	Heska Corp. (b)	3.75	09/15/26	831,358
1,500,000	Inovio Pharmaceuticals, Inc. (b)	6.50	03/01/24	1,038,750
1,500,000	Insmed, Inc.	1.75	01/15/25	1,257,799
1,514,000	Insulet Corp.	1.38	11/15/24	2,789,094
500,000	Insulet Corp. (b)	0.38	09/01/26	509,454
1,000,000	Ironwood Pharmaceuticals, Inc. (b)	1.50	06/15/26	920,307
1,500,000	Pacira BioSciences, Inc.	2.38	04/01/22	1,482,706
1,600,000	Retrophin, Inc.	2.50	09/15/25	1,192,340
2,000,000	Tabula Rasa HealthCare, Inc. (b)	1.75	02/15/26	2,170,896
500,000	Theravance Biopharma, Inc. (a)	3.25	11/01/23	458,574
				17,742,941
Industrials - 12.0%
1,500,000	Aerojet Rocketdyne Holdings, Inc.	2.25	12/15/23	2,995,312
2,225,000	Chart Industries, Inc. (b)	1.00	11/15/24	2,795,134
1,143,000	II-VI, Inc.	0.25	09/01/22	1,182,610
1,859,000	Kaman Corp. (a)	3.25	05/01/24	2,130,033
1,000,000	Knowles Corp.	3.25	11/01/21	1,286,057
700,000	Mesa Laboratories, Inc.	1.38	08/15/25	749,673
467,000	Team, Inc.	5.00	08/01/23	517,231
425,000	TimkenSteel Corp. (a)	6.00	06/01/21	397,720

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Principal	Security Description	Rate	Maturity	Value
Industrials - 12.0%
$1,500,000	TTM Technologies, Inc. (a)	1.75%	12/15/20	$2,003,712
1,500,000	Vishay Intertechnology, Inc. (a)	2.25	06/15/25	1,405,949
				15,463,431
Information Technology - 24.9%
1,500,000	Akamai Technologies, Inc. (b)	0.38	09/01/27	1,531,910
750,000	Altair Engineering, Inc.	0.25	06/01/24	758,800
1,500,000	Alteryx, Inc. (b)	1.00	08/01/26	1,445,706
1,505,000	Atlassian, Inc.	0.63	05/01/23	2,474,333
1,500,000	Blackline, Inc. (b)	0.13	08/01/24	1,437,829
1,000,000	Carbonite, Inc. (a)	2.50	04/01/22	954,744
2,000,000	Envestnet, Inc.	1.75	06/01/23	2,165,000
700,000	Evolent Health, Inc. (b)	1.50	10/15/25	453,250
2,000,000	Five9, Inc. (a)	0.13	05/01/23	2,882,906
1,500,000	Guidewire Software, Inc.	1.25	03/15/25	1,725,097
1,000,000	Insight Enterprises, Inc. (b)	0.75	02/15/25	1,032,917
1,300,000	LivePerson, Inc. (b)	0.75	03/01/24	1,518,856
1,500,000	NXP Semiconductors NV	1.00	12/01/19	1,636,026
2,000,000	Perficient, Inc.	2.38	09/15/23	2,391,575
1,500,000	Pluralsight, Inc. (b)	0.38	03/01/24	1,289,949
1,000,000	PROS Holdings, Inc. (a)	2.00	06/01/47	1,263,216
750,000	SailPoint Technologies Holding, Inc. (b)	0.13	09/15/24	716,438
1,500,000	Silicon Laboratories, Inc.	1.38	03/01/22	1,956,701
595,000	Veeco Instruments, Inc.	2.70	01/15/23	532,634
2,000,000	Vocera Communications, Inc. (a)	1.50	05/15/23	2,101,628
1,000,000	Workiva, Inc. (b)	1.13	08/15/26	917,270
1,000,000	Zynga, Inc. (b)	0.25	06/01/24	997,876
				32,184,661
Materials - 1.5%
639,000	SSR Mining, Inc. (a)	2.88	02/01/33	654,208
1,150,000	SSR Mining, Inc. (b)	2.50	04/01/39	1,301,656
				1,955,864
Total Corporate Convertible Bonds (Cost $98,876,420)				104,746,219

Shares	Security Description	Value
Money Market Fund - 15.4%
19,855,719	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.81% (a)(c)
	(Cost $19,855,719)	19,855,719
Total Long Positions - 96.5% (Cost $118,732,139)		124,601,938
Total Short Positions - (39.3)% (Proceeds $(50,692,407))		(50,754,778)
Other Assets & Liabilities, Net - 42.8%		55,232,359
Net Assets - 100.0%		$129,079,519

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2019

Shares	Security Description	Value
Short Positions - (39.3)%
Common Stock - (39.3)%
Communication Services - (6.5)%
(24,100)	FireEye, Inc.	$(321,494)
(35,900)	Gannett Co., Inc.	(385,566)
(118,519)	Infinera Corp.	(645,928)
(7,900)	InterDigital, Inc.	(414,513)
(32,532)	Perficient, Inc.	(1,255,085)
(3,525)	Proofpoint, Inc.	(454,901)
(36,209)	Q2 Holdings, Inc.	(2,855,804)
(17,700)	Quotient Technology, Inc.	(138,414)
(53,731)	Snap, Inc.	(848,950)
(9,250)	Twitter, Inc.	(381,100)
(24,500)	Vonage Holdings Corp.	(276,850)
(6,527)	YY, Inc., ADR	(367,013)
		(8,345,618)
Consumer Discretionary - (4.5)%
(59,462)	Chegg, Inc.	(1,780,887)
(64,000)	EZCORP, Inc., Class A	(413,120)
(20,794)	Guess?, Inc.	(385,313)
(13,700)	Live Nation Entertainment, Inc.	(908,858)
(2,813)	MercadoLibre, Inc.	(1,550,610)
(6,830)	Wayfair, Inc., Class A	(765,779)
		(5,804,567)
Consumer Staples - (0.9)%
(11,300)	Flexion Therapeutics, Inc.	(154,866)
(9,105)	FTI Consulting, Inc.	(965,039)
		(1,119,905)
Energy - (1.1)%
(99,140)	Helix Energy Solutions Group, Inc.	(799,068)
(79,150)	Newpark Resources, Inc.	(603,123)
		(1,402,191)
Financials - (0.6)%
(8,180)	Encore Capital Group, Inc.	(272,599)
(19,500)	Zillow Group, Inc.	(581,490)
		(854,089)
Health Care - (6.8)%
(67,600)	Accuray, Inc.	(187,252)
(11,665)	CONMED Corp.	(1,121,590)
(4,450)	DexCom, Inc.	(664,118)
(10,650)	Exact Sciences Corp.	(962,440)
(6,300)	Heska Corp.	(446,481)
(189,600)	Inovio Pharmaceuticals, Inc.	(388,680)
(18,100)	Insmed, Inc.	(319,284)
(15,305)	Insulet Corp.	(2,524,254)
(48,147)	Ironwood Pharmaceuticals, Inc.	(413,342)
(7,471)	Pacira BioSciences, Inc.	(284,421)
(20,302)	Retrophin, Inc.	(235,300)
(19,000)	Tabula Rasa HealthCare, Inc.	(1,043,860)
(8,000)	Theravance Biopharma, Inc.	(155,840)
		(8,746,862)
Industrials - (6.9)%
(51,532)	Aerojet Rocketdyne Holdings, Inc.	(2,602,881)
(28,000)	Chart Industries, Inc.	(1,746,080)
(13,985)	II-VI, Inc.	(492,412)
(14,600)	Kaman Corp.	(868,116)
(38,000)	Knowles Corp.	(772,920)
(1,580)	Mesa Laboratories, Inc.	(375,677)
(12,300)	Team, Inc.	(222,015)
(13,700)	TimkenSteel Corp.	(86,173)
(113,679)	TTM Technologies, Inc.	(1,386,316)
(20,296)	Vishay Intertechnology, Inc.	(343,611)
		(8,896,201)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2019

Shares	Security Description	Value
Information Technology - (11.6)%
(7,258)	Akamai Technologies, Inc.	$(663,236)
(8,750)	Altair Engineering, Inc., Class A	(302,925)
(4,742)	Alteryx, Inc.	(509,433)
(15,700)	Atlassian Corp. PLC, Class A	(1,969,408)
(10,928)	Blackline, Inc.	(522,468)
(13,903)	Carbonite, Inc.	(215,357)
(15,320)	Envestnet, Inc.	(868,644)
(9,550)	Evolent Health, Inc., Class A	(68,665)
(40,159)	Five9, Inc.	(2,158,145)
(8,660)	Guidewire Software, Inc.	(912,591)
(7,630)	Insight Enterprises, Inc.	(424,915)
(21,663)	LivePerson, Inc.	(773,369)
(11,250)	NXP Semiconductors NV	(1,227,600)
(17,510)	Pluralsight, Inc., Class A	(294,080)
(19,323)	PROS Holdings, Inc.	(1,151,651)
(15,000)	SailPoint Technologies Holding, Inc.	(280,350)
(10,758)	Silicon Laboratories, Inc.	(1,197,903)
(3,803)	Veeco Instruments, Inc.	(44,419)
(32,220)	Vocera Communications, Inc.	(794,223)
(5,100)	Workiva, Inc.	(223,533)
(67,100)	Zynga, Inc.	(390,522)
		(14,993,437)
Materials - (0.4)%
(40,765)	SSR Mining, Inc.	(591,908)

Total Common Stock (Proceeds $(50,692,407))		(50,754,778)
Total Short Positions - (39.3)% (Proceeds $(50,692,407))		$(50,754,778)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT

SEPTEMBER 30, 2019

ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	All or a portion of this security is held as collateral for securities sold short.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $34,726,273 or 26.9% of net assets.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2019.

The following is a summary of the inputs used to value the Fund's investments and liabilities as of September 30, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Corporate Convertible Bonds	$–	$104,746,219	$–	$104,746,219
Money Market Fund	–	19,855,719	–	19,855,719
Investments at Value	$–	$124,601,938	$–	$124,601,938
Total Assets	$–	$124,601,938	$–	$124,601,938

Liabilities
Securities Sold Short
Common Stock	$(50,754,778)	$–	$–	$(50,754,778)
Securities Sold Short	$(50,754,778)	$–	$–	$(50,754,778)
Total Liabilities	$(50,754,778)	$–	$–	$(50,754,778)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2019

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND	ABSOLUTE CONVERTIBLE ARBITRAGE FUND
ASSETS
Investments, at value (Cost $28,488,510, $53,888,204 and $118,732,139, respectively)	$31,404,428	$54,455,115	$124,601,938
Investments in affiliates, at value (Cost $38,852,866, $0 and $0, respectively)	41,782,676	–	–
	$73,187,104	$54,455,115	$124,601,938
Cash	874,201	–	–
Deposits with broker	8,924,305	6,102,514	54,363,454
Foreign currency (Cost $0, $20,950 and $0, respectively)	–	20,436	–
Receivables:
Fund shares sold	1,589	75,000	694,975
Investment securities sold	106,998	–	87,377
Dividends and interest	83,023	58,674	418,307
Prepaid expenses	25,349	20,803	71,993
Total Assets	83,202,569	60,732,542	180,238,044
LIABILITIES
Call options written, at value (Premiums received $0, $1,645,473 and $0, respectively)	–	1,614,936	–
Put options written, at value (Premiums received $410,071, $281,610 and $0, respectively)	447,000	139,637	–
Securities sold short, at value (Proceeds $0, $738,321 and $50,692,407, respectively)	–	727,086	50,754,778
Payables:
Investment securities purchased	–	–	208,533
Fund shares redeemed	422,897	2,525	4,435
Dividends on securities sold short	–	3,390	9,438
Accrued Liabilities:
Investment adviser fees	36,209	64,994	137,471
Trustees’ fees and expenses	20	176	464
Fund services fees	26,930	12,852	16,710
Other expenses	54,201	21,862	26,696
Total Liabilities	987,257	2,587,458	51,158,525
NET ASSETS	$82,215,312	$58,145,084	$129,079,519
COMPONENTS OF NET ASSETS
Paid-in capital	$110,738,081	$57,981,931	$124,379,792
Distributable earnings	(28,522,769)	163,153	4,699,727
NET ASSETS	$82,215,312	$58,145,084	$129,079,519
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	9,952,278	5,009,230	12,083,406

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $82,215,312, $58,145,084 and $129,079,519, respectively)	$8.26	$11.61	$10.68

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2019

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND	ABSOLUTE CONVERTIBLE ARBITRAGE FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $32,568, $5,251 and $0, respectively)	$322,551	$768,835	$182,734
Dividend income from affiliated investment	147,314	–	–
Interest income	25,708	79,339	1,472,676
Total Investment Income	495,573	848,174	1,655,410
EXPENSES
Investment adviser fees	674,667	395,378	834,338
Fund services fees	137,110	62,070	123,271
Custodian fees	16,463	6,922	7,593
Registration fees	13,617	13,491	15,635
Professional fees	34,913	22,533	33,364
Trustees' fees and expenses	2,825	2,412	3,495
Dividend expense on securities sold short	–	3,972	45,754
Interest expense	8,163	–	–
Other expenses	65,235	16,493	41,346
Total Expenses	952,993	523,271	1,104,796
Fees waived	(320,447)	(25,078)	(105,512)
Net Expenses	632,546	498,193	999,284
NET INVESTMENT INCOME (LOSS)	(136,973)	349,981	656,126
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,716,856	128,830	5,615,722
Investments in affiliated issuers	(16,282)	–	–
Foreign currency transactions	(44)	(23)	–
Securities sold short	–	(1,210,830)	(5,133,724)
Written options	(567,012)	1,388,649	–
Futures	(1,328,113)	–	–
Net realized gain (loss)	(194,595)	306,626	481,998
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	422,885	(2,212,964)	(1,158,792)
Investments in affiliated issuers	666,693	–	–
Foreign currency translations	5	(630)	–
Securities sold short	–	2,197,423	2,944,089
Written options	(116,676)	(218,015)	–
Futures	1,074,471	–	–
Net change in unrealized appreciation (depreciation)	2,047,378	(234,186)	1,785,297
NET REALIZED AND UNREALIZED GAIN	1,852,783	72,440	2,267,295
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,715,810	$422,421	$2,923,421

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE CAPITAL OPPORTUNITIES FUND
	For the Six Months Ended September 30, 2019	For the Year Ended March 31, 2019	For the Six Months Ended September 30, 2019	For the Year Ended March 31, 2019
OPERATIONS
Net investment income (loss)	$(136,973)	$622,696	$349,981	$(455,881)
Net realized gain (loss)	(194,595)	12,242,462	306,626	(374,724)
Net change in unrealized appreciation (depreciation)	2,047,378	(17,820,903)	(234,186)	153,411
Increase (Decrease) in Net Assets
Resulting from Operations	1,715,810	(4,955,745)	422,421	(677,194)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(69,093)	–	–	(3,116,040)
Total Distributions Paid	(69,093)	–	–	(3,116,040)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	5,914,356	11,209,235	11,178,182	30,723,159
R Shares	–	8,914	–	–
Reinvestment of distributions:
Institutional Shares	67,819	–	–	3,100,478
Redemption of shares:
Institutional Shares	(13,461,268)	(84,702,444)	(4,413,977)	(11,409,879)
R Shares	–	(4,836,461)	–	–
Increase (Decrease) in Net Assets from Capital Share Transactions	(7,479,093)	(78,320,756)	6,764,205	22,413,758
Increase (Decrease) in Net Assets	(5,832,376)	(83,276,501)	7,186,626	18,620,524

NET ASSETS
Beginning of Period	88,047,688	171,324,189	50,958,458	32,337,934
End of Period	$82,215,312	$88,047,688	$58,145,084	$50,958,458
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	725,457	1,366,604	950,773	2,540,691
R Shares	–	1,126	–	–
Reinvestment of distributions:
Institutional Shares	8,240	–	–	279,322
Redemption of shares:
Institutional Shares	(1,649,847)	(10,367,411)	(372,958)	(971,923)
R Shares	–	(616,835)	–	–
Increase (Decrease) in Shares	(916,150)	(9,616,516)	577,815	1,848,090

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE CONVERTIBLE ARBITRAGE FUND

	For the Six Months Ended September 30, 2019	For the Year Ended March 31, 2019
OPERATIONS
Net investment income	$656,126	$681,270
Net realized gain (loss)	481,998	(856,938)
Net change in unrealized appreciation (depreciation)	1,785,297	3,285,565
Increase in Net Assets Resulting from Operations	2,923,421	3,109,897

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(758,927)	(1,344,999)

CAPITAL SHARE TRANSACTIONS
Sale of shares	47,213,123	41,029,333
Reinvestment of distributions	696,529	1,246,920
Redemption of shares	(9,762,301)	(11,338,173)
Increase in Net Assets from Capital Share Transactions	38,147,351	30,938,080
Increase in Net Assets	40,311,845	32,702,978

NET ASSETS
Beginning of Period	88,767,674	56,064,696
End of Period	$129,079,519	$88,767,674

SHARE TRANSACTIONS
Sale of shares	4,478,082	3,985,738
Reinvestment of distributions	65,959	122,014
Redemption of shares	(921,142)	(1,096,217)
Increase in Shares	3,622,899	3,011,535

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

		Investment Operations			Distributions to Shareholders from:

Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distribution to Shareholders	Net Asset Value, End of Period	Total Return
ABSOLUTE STRATEGIES FUND
INSTITUTIONAL SHARES
9/30/2019	$8.10	($0.01)	$0.18	$0.17	($0.01)	$—	($0.01)	$8.26	2.06	%(b)
3/31/2019	8.37	0.04	(0.31)	(0.27)	—	—	—	8.10	(3.23)
3/31/2018	8.76	(0.07)	(0.32)	(0.39)	—	—	—	8.37	(4.45)
3/31/2017	10.40	(0.10)	(0.23)	(0.33)	—	(1.31)	(1.31)	8.76	(3.40)
3/31/2016	11.04	(0.11)	0.31	0.20	—	(0.84)	(0.84)	10.40	2.05
3/31/2015	11.01	(0.08)	0.11	0.03	—	—	—	11.04	0.27
ABSOLUTE CAPITAL OPPORTUNITIES FUND
INSTITUTIONAL SHARES
9/30/2019	$11.50	$0.07	$0.04	$0.11	$—	$—	$—	$11.61	0.96	%(b)
3/31/2019	12.52	(0.12)	(0.13)	(0.25)	—	(0.77)	(0.77)	11.50	(1.78)
3/31/2018	10.97	(0.15)	1.70	1.55	—	—	—	12.52	14.13
3/31/2017	10.21	(0.16)	0.92	0.76	—	—	—	10.97	7.44
3/31/2016(e)	10.00	(0.03)	0.24	0.21	—	—	—	10.21	2.10	(b)
ABSOLUTE CONVERTIBLE ARBITRAGE FUND
INSTITUTIONAL SHARES
9/30/2019	$10.49	$0.06	$0.20	$0.26	($0.07)	$—	($0.07)	$10.68	2.45	%(b)
3/31/2019	10.29	0.10	0.30	0.40	(0.05)	(0.15)	(0.20)	10.49	3.95
3/31/2018(f)	10.00	0.02 (g)	0.29 (g)	0.31	—	(0.02)	(0.02)	10.29	3.14	(b)

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)	Commencement of operations was December 30, 2015.
(f)	Commencement of operations was August 14, 2017.
(g)	Net investment income and net realized and unrealized gain (loss) on investments for the period ended March 31, 2018 were restated. See Note 2.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

FINANCIAL HIGHLIGHTS

Ratios/Supplemental Data (Ratios to Average Net Assets)

Net Assets, End of Period (000's)	Net Investment Income (Loss)		Net Expenses		Dividend and Interest Expenses		Net Expenses without Dividend and Interest Expenses		Gross Expenses		Portfolio Turnover

$82,215	(0.32	)%(c)	1.50	%(c)	0.02	%(c)	1.48	%(c)	2.26	%(c)(d)	31	%(b)
88,048	0.49		1.67		0.05		1.62		2.31	(d)	33
166,373	(0.87)		2.78		0.82		1.96		2.94	(d)	86
501,866	(0.99)		2.86		0.95		1.91		2.89	(d)	72
916,747	(1.02)		2.65		0.81		1.84		2.66	(d)	70
1,592,872	(0.70)		2.58		0.79		1.79		2.58		78

$58,145	1.24	%(c)	1.76	%(c)	0.01	%(c)	1.75	%(c)	1.85	%(c)(d)	15	%(b)
50,958	(0.99)		3.02		1.27		1.75		3.21	(d)	23
32,338	(1.30)		2.66		0.86		1.79		3.52	(d)	66
14,188	(1.53)		2.62		0.70		1.92		3.70	(d)	29
12,221	(1.13	)(c)	2.20	(c)	0.25	(c)	1.95	(c)	4.37	(c)(d)	6	(b)

$129,080	1.10	%(c)	1.68	%(c)	0.08	%(c)	1.60	%(c)	1.85	%(c)(d)	55	%(b)
88,768	0.95		1.91		0.31		1.60		2.16	(d)	121
56,065	0.35	(c)(g)	2.23	(c)	0.60	(c)	1.63	(c)	3.13	(c)(d)	76	(b)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

Note 1. Organization

Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers Institutional Shares. Institutional Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Capital Opportunities Fund currently offers Institutional Shares. Absolute Capital Opportunities Fund commenced operations on December 30, 2015. Absolute Capital Opportunities Fund seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices, such as the S&P 500 Index.

With respect to the Absolute Strategies Fund, on March 27, 2018, the Trust’s Board of Trustees approved the conversion of the outstanding shares of the Absolute Strategies Fund’s R Shares, in a tax-free exchange into shares of the Fund’s Institutional Shares and the closure of the R Shares to new investments. On August 1, 2018, each shareholder of the R Shares received Institutional Shares in a dollar amount equal to their investment in the R Shares as of that date.

Absolute Convertible Arbitrage Fund currently offers Institutional Shares. Absolute Convertible Arbitrage Fund commenced operations on August 14, 2017, after it acquired the net assets of the Mohican VCA Fund, LP, a privately offered hedge fund (the “Predecessor Fund”), in exchange for Fund shares. The Predecessor Fund commenced operations in 2002. Absolute Convertible Arbitrage Fund seeks to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Absolute Convertible Arbitrage Fund. On August 14, 2017, the Predecessor Fund reorganized into the Absolute Convertible Arbitrage Fund. The reorganization of net assets from this transaction was as follows:

Date of Contribution	Net Assets	Shares	Market Value of Investments
August 14, 2017	$16,686,633	1,668,929	$10,790,692

In addition to the securities transferred in, as noted above, $5,895,941 of cash and other receivables were also transferred in as part of the reorganization.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Futures contracts are valued at the day’s settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued

ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price will be valued at the mean of the closing bid and ask price. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of September 30, 2019, for each Fund’s investments is included in each Fund’s Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the

ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of September 30, 2019, for Absolute Strategies Fund, are disclosed in the Notes to Schedule of Investments and Put Options Written.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown

ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the Statements of Operations.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of September 30, 2019, for each Fund, if any, are disclosed in each Fund’s Schedule of Investments.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of September 30, 2019, for each Fund, if any, are disclosed in each Fund’s Schedule of Call and Put Options Written.

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

As of September 30, 2019, there were no credit default swap agreements outstanding.

Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.

The Funds did not enter into any interest rate swaps during the period ended September 30, 2019.

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Accounting Method Change – For the fiscal year beginning April 1, 2018, the Funds elected to change its method of determining the amount of premium associated with the purchase of convertible bonds, which resulted in adjusting the amount of premium amortization from the prior period. The financial highlights for the period ended March 31, 2018 have been restated to apply this new method retrospectively. The financial statement lines for Net investment income (loss), Net realized gain (loss), Net change in unrealized appreciation (depreciation) and Undistributed net

ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

investment income, as presented on the Statements of Changes in Net Assets for Absolute Convertible Arbitrage Fund, for the period ended March 31, 2018 were also restated by this change.

Statement of Changes in Net Assets	Period Ended March 31, 2018	Restated Period Ended March 31, 2018	Change
Net investment income (loss)	$(415,801)	$69,029	$484,830
Net realized gain (loss)	127,442	59,325	(68,117)
Net change in unrealized appreciation (depreciation)	1,153,279	736,566	(416,713)
Undistributed net investment income	310,066	794,896	484,830

Financial Highlights	Period Ended March 31, 2018	Restated Period Ended March 31, 2018	Change
Net Investment Income (Loss) per share	$(0.13)	$0.02	$0.15
Net Realized and Unrealized Gains (Losses) on Investments per share	0.44	0.29	(0.15)
Net Investment Income (Loss) ratio	(2.08)%	0.35%	2.43%

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of September 30, 2019, Absolute Strategies Fund had a total of $624,201 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund at an annual rate of 1.60%, 1.40% and 1.40%, respectively, of each Fund’s average daily net assets.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets managed by each subadviser, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates.

Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex services agreement, each Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

Note 5. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Absolute Strategies Fund to 1.99%, through August 1, 2020. For the period ended September 30, 2019, the Adviser did not waive any fees or reimburse expenses in the Absolute Strategies Fund. During the period, Absolute Strategies Fund invested in Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund. As of September 30, 2019, Absolute Strategies Fund owned approximately 31.7% and 18.1% of Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund, respectively. The Adviser has agreed to waive fees in an amount equal to the fee it receives from Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund based on Absolute Strategies Fund’s investment in Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund. For the period ended September 30, 2019, the Adviser waived fees of $320,447 related to these affiliated investments and these waivers are not subject to recoupment.

The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Absolute Capital Opportunities Fund to 1.75% through August 1, 2020. The Adviser waived fees of $25,078 for Absolute Capital Opportunities Fund for the period ended September 30, 2019.

The Adviser has also contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Absolute Convertible Arbitrage Fund to 1.60% through August 1, 2020. Other service providers have voluntarily agreed to waive a portion of their fees. The Adviser waived fees of $69,244 and other service providers waived fees of $36,268, for Absolute Convertible Arbitrage Fund, for the period ended September 30, 2019.

The Funds may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement of the Funds to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/ reimbursed. As of September 30, 2019, $0, $307,602 and $349,108 for Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund, respectively, is subject to recapture by the Adviser. Other waivers are not eligible for recoupment.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2019, were as follows:

	Non-U.S. Government Obligations
	Purchases	Sales
Absolute Strategies Fund	$19,069,361	$21,959,423
Absolute Capital Opportunities Fund	5,645,641	6,802,107
Absolute Convertible Arbitrage Fund	73,039,668	53,997,100

Note 7. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2019, for any derivative type during the year is as follows:

ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

	Absolute Strategies Fund	Absolute Capital Opportunities Fund
Futures Contracts	$664,735,394	$–
Purchased Options	8,143,177	3,712,023
Written Options	(2,639,035)	(5,539,984)

Each Fund’s use of derivatives for the period ended September 30, 2019, was limited to options and futures contracts.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of September 30, 2019:

Absolute Strategies Fund

Location:	Equity Risk
Asset derivatives:
Investments, at value	$1,248,500
Liability derivatives:
Put options written	$(447,000)

Absolute Capital Opportunities Fund

Location:	Equity Risk
Asset derivatives:
Investments, at value	$1,953,515
Liability derivatives:
Call options written	$(1,614,936)
Put options written	(139,637)
Total liability derivatives	$(1,754,573)

Realized and unrealized gains and losses on derivatives contracts for the period ended September 30, 2019, are recorded by each Fund in the following locations on the Statements of Operations:

Absolute Strategies Fund

Location:	Commodity Contracts	Equity Contracts	Interest Contracts	Total
Net realized gain (loss) on:
Investments	$–	$461,533	$–	$461,533
Written options	–	(567,012)	–	(567,012)
Futures	(86,272)	(1,071,127)	(170,714)	(1,328,113)
Total net realized gain (loss)	$(86,272)	$(1,176,606)	$(170,714)	$(1,433,592)

Net change in unrealized appreciation (depreciation) on:
Investments	$–	$190,673	$–	$190,673
Written options	–	(116,676)	–	(116,676)
Futures	–	1,074,471	–	1,074,471
Total net change in unrealized appreciation (depreciation)	$–	$1,148,468	$–	$1,148,468

ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

Absolute Capital Opportunities Fund

Location:	Equity Contracts
Net realized gain (loss) on:
Investments	$(753,957)
Written options	1,388,649
Total net realized gain (loss)	$634,692

Net change in unrealized appreciation (depreciation) on:
Investments	$(2,522,430)
Written options	(218,015)
Total net change in unrealized appreciation (depreciation)	$(2,740,445)

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at September 30, 2019. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged*	Cash Collateral (Received) Pledged*	Net Amount
Absolute Strategies Fund
Assets:
Over-the-counter derivatives**	$1,248,500	$–	$–	$1,248,500
Liabilities:
Over-the-counter derivatives**	(447,000)	447,000	–	–

Absolute Capital Opportunities Fund
Assets:
Over-the-counter derivatives**	1,953,515	–	–	1,953,515
Liabilities:
Over-the-counter derivatives**	(1,754,573)	1,754,573	–	–

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.
**	Over-the-counter derivatives may consist of options and futures contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Call and Put Options Written.

Note 8. Federal Income Tax

As of September 30, 2019, cost for federal income tax purposes is substantially the same as for financial statement purposes and unrealized appreciation consists of:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Absolute Strategies Fund	$6,745,302	$(936,503)	$5,808,799
Absolute Capital Opportunities Fund	5,405,063	(4,654,407)	750,656
Absolute Convertible Arbitrage Fund	14,263,725	(8,456,297)	5,807,428

As of March 31, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
Absolute Strategies Fund	$22,778	$–	$(34,827,226)	$4,634,962	$(30,169,486)
Absolute Capital Opportunities Fund	–	–	(1,227,596)	968,328	(259,268)
Absolute Convertible Arbitrage Fund	447,533	866,637	–	1,221,063	2,535,233

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures, constructive sales, straddles, cover loss deferrals and partnerships.

ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

As of March 31, 2019, the Absolute Strategies Fund and Absolute Capital Opportunities Fund had $34,827,226 and $526,212 of available short-term capital loss carryforwards that have no expiration date. The Absolute Capital Opportunities Fund also has $26,979 of available long-term capital loss carryforwards that have no expiration date.

For tax purposes, the prior year post-October loss was $504,301 for Absolute Capital Opportunities Fund (realized during the period November 1, 2018 through March 31, 2019), and the prior deferred late year ordinary loss was $170,104 for Absolute Capital Opportunities Fund (realized during the period January 1, 2019 through March 31, 2019). These losses were recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2019.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact. Effective November 19, 2019, the Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Absolute Convertible Arbitrage Fund to 1.40% through August 1, 2020.

ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2019

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2019

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Absolute Strategies Fund
Actual	$1,000.00	$1,020.59	$7.58	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
Absolute Capital Opportunities Fund
Actual	$1,000.00	$1,009.57	$8.84	1.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.20	$8.87	1.76%
Absolute Convertible Arbitrage Fund
Actual	$1,000.00	$1,024.51	$8.50	1.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47	1.68%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 366 to reflect the half-year period.

ABSOLUTE FUNDS

P.O. BOX 588

PORTLAND, MAINE 04112

(888) 992-2765 (TOLL FREE)

(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC

18 Shipyard Drive, Suite 3C

Hingham, Massachusetts 02043

www.absoluteadvisers.com

TRANSFER AGENT

Apex Fund Services

P.O. Box 588

Portland, Maine 04112

(888) 992-2765 (Toll Free)

(888) 99-ABSOLUTE (Toll Free)

www.theapexgroup.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of
the shareholders of the Funds. It is not authorized for
distribution to prospective investors unless preceded
or accompanied by an effective prospectus, which
includes information regarding the Funds’ risks,
objectives, fees and expenses, experience of its
managements and other information.

212-SAR-0919

Beck, Mack & Oliver Partners Fund

Semi-Annual Report

September 30, 2019
(Unaudited)

Beck, Mack & Oliver LLC

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2019

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned +4.54% net of fees and expenses for the Semi-Annual Period ended September 30, 2019 (the “Semi-Annual Period”), resulting in a net asset value of $11.75. By comparison, during the Semi-Annual Period, the S&P 500 Index, which is the Partners Fund’s principal benchmark, returned +6.08%.

Performance Update

Although the Partners Fund modestly underperformed the S&P 500 Index during the Semi-Annual period, this underperformance was concentrated in the last two weeks of the Semi-Annual Period, as depicted in the table below, and was a result of a handful of positions underperforming amid a volatile market. We believe that the underperformance experienced during the final two weeks of the Semi-Annual Period will prove to be temporary and we remain enthusiastic about the portfolio.

	Total Returns
	3/31/19 – 9/16/19	9/16/19 – 9/30/19	3/31/19 – 9/30/19
Partners Fund	+9.88%	-4.86%	+4.54%
S&P 500 Index	+6.78%	-0.66%	+6.08%

(Performance data quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786.)

Largest Positive & Negative Contributors

The table below indicates the largest positive and negative single-security contributors to investment performance as well as the total returns of the underlying securities during the Semi-Annual Period.1

Largest Positive Contributors			Largest Negative Contributors
Position	Contribution	Total Return	Position	Contribution	Total Return
The Blackstone Group, Inc.	+2.63%	+42.3%	Teva Pharmaceutical Industries, Ltd.	-2.83%	-56.1%
Apollo Global Management, Inc.	+2.06%	+38.0%	BlackBerry, Ltd.	-2.38%	-48.0%
Microsoft Corp.	+1.08%	+18.7%	Matador Resources Co.	-0.56%	-14.5%

Largest Positive Contributors

The three largest positive contributors to investment performance during the Semi-Annual Period were The Blackstone Group, Inc. (“Blackstone”), Apollo Global Management, Inc. (“Apollo”), and Microsoft Corp. Blackstone and Apollo,

[1]	Total return refers to the security’s total return during the Semi-Annual Period. Contribution refers to the total return of the Partners Fund’s ownership within the Semi-Annual Period multiplied by the percentage of the Partners Fund’s net assets that the security represents.

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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2019

which we have discussed in recent shareholder letters, have continued to generate operational and financial performance in-line with or better than our expectations. An important catalyst driving their outperformance during the Semi-Annual Period was their respective conversions from publicly traded partnerships (“PTPs) to C-corporations, a principal benefit of which is that a greater portion of investors can now own the stock of either company. 2 Microsoft Corp., which has been among the largest positive contributors in each of the last two fiscal years, continues to exceed our expectations. All three positions remain among the Partners Fund’s largest.

Teva Pharmaceutical Industries, Ltd.

We discussed our investment in Teva Pharmaceutical Industries, Ltd. (“Teva”) in our two most recent shareholder letters. Teva’s disappointing total return during the Semi-Annual Period was primarily a function of ongoing litigation regarding the company’s opioid-related liabilities. We continue to closely follow this situation and believe that Teva will ultimately resolve its opioid-related liabilities for an amount and in a manner that do not undermine the company’s financial condition or its long-term earnings power. As Teva resolves its opioid-related and other liabilities, we expect the stock to rerate.

BlackBerry, Ltd.

BlackBerry, Ltd.’s (“BlackBerry”) underperformance during the Semi-Annual Period was mainly due to softness in the company’s enterprise software and services business, which is a leading provider of unified endpoint management (“UEM”) solutions to enterprises. BlackBerry has long enjoyed a dominant UEM position in the so-called “regulated” space, which includes government agencies and highly regulated industries, where there is a premium placed on product quality and security. The “non-regulated” space has historically been more competitive and price-sensitive. The regulated space accounts for most of BlackBerry’s enterprise software and services business, but the company recently hired Bryan Palma in part to oversee a renewed effort to gain traction in the non-regulated space. This entailed some disruption to the enterprise sales force, which has had a negative impact on revenue generation in that business, which in turn contributed meaningfully to the Partners Fund’s underperformance during the final two weeks of the Semi-Annual Period. We believe that the negative impact on BlackBerry’s enterprise business will be temporary and we continue to be impressed with the company’s execution in its other businesses, including its QNX operating system and its intellectual property licensing business.

Matador Resources Co.

We discussed Matador Resources Co. (“Matador”) in our most recent shareholder letter. On the one hand, there has been no change to the management team’s successful execution of their business plan, which includes growing oil production, building out the midstream business, and enhancing their acreage position in the Permian Basis. On the other, there has also been no change to the broader energy environment in which the price of oil continues to be under pressure and oil-related equities remain deeply out of favor. As previously discussed, the Partners Fund’s only other energy position is Enterprise Products Partners L.P., which, like Matador’s midstream business, is inherently less sensitive than an exploration and

[2]	Previously, under the PTP structure, K-1 tax filing requirements and other restrictions prevented a substantial portion of institutional investors from being unitholders.

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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2019

production company to the underlying oil price. We have been pleased with the performance of Enterprise Products Partners L.P. and we are willing to continue to hold the Matador position, notwithstanding the volatility in the broader energy environment, given the management team’s proven ability to execute and the substantial discount to our conservative estimate of net asset value at which the stock is trading.

New & Exited Positions

During the Semi-Annual Period, no new positions were initiated and three positions were exited: HomeFed Corp., Oaktree Capital Group, LLC, and QUALCOMM, Inc.

HomeFed Corp.

In our most recent shareholder letter, we discussed the announcement, in February 2019, that Jefferies Financial Group (“Jefferies”) Inc. would acquire the 30% of HomeFed Corp. (“HomeFed”) that it did not already own, pursuant to which each share of HomeFed that was not already owned by Jefferies would be exchanged for two shares of Jefferies. Prior to the closing of that transaction, we exited the HomeFed position. While we are familiar with Jefferies and believe that that stock remains significantly undervalued, we did not see a compelling catalyst for Jefferies to rerate closer to its intrinsic value, the Partners Fund already had a substantial exposure to the financial sector, and there were other attractive positions within the portfolio to which to reallocate the capital.

Oaktree Capital Group, LLC

In March 2019, Brookfield Asset Management Inc. (“Brookfield”), announced the acquisition of Oaktree Capital Group, LLC (“Oaktree”) for a mix of cash and stock. Prior to the closing of that transaction, we exited the Oaktree position. While we are familiar with Brookfield and believe that it is a high-quality business, we did not view Brookfield as particularly undervalued and, as mentioned above, the Partners Fund already had meaningful financials exposure and there were other attractive opportunities to redeploy the capital.

QUALCOMM Inc.

We exited the QUALCOMM Inc. position after the company favorably resolved all outstanding litigation with Apple Inc, which was the major catalyst that we had been anticipating. With this catalyst having been realized and the share price consequently undergoing rapid appreciation, we exited the position, which contributed +0.64% to investment performance during the Semi-Annual Period.

Other Portfolio Observations

Century Link, Inc.

In our most recent shareholder letter, we discussed CenturyLink, Inc. in the context of the position having been among the largest negative contributors during the fiscal year ended March 31, 2019. We concluded that discussion with the following comment: “We continue to have a lot of confidence in [CEO Jeff] Storey and his management team and we believe that

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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2019

basic execution of the business plan, set against extremely low expectations and negative sentiment, is likely to provide the foundation for future outperformance.” We remain pleased with the company’s operational and financial performance and the position contributed +0.60% to investment performance during the Semi-Annual Period.

Advanced Drainage Systems, Inc.

In our most recent shareholder letter, we discussed the initiation of a new position in Advanced Drainage Systems, Inc. We have been pleased with the company’s performance, including a recently announced acquisition, and the position contributed +0.62% to investment performance during the Semi-Annual Period.

The Sherwin-Williams Co.

In our most recent shareholder letter, we also discussed the initiation of a new position in The Sherwin-Williams Co. (“Sherwin”). As previously discussed, Sherwin is a business that we had admired for a long time and we were able to initiate a position at an attractive valuation during a broader market sell-off. Fundamental execution remains strong and the position contributed +0.55% to investment performance during the Semi-Annual Period.

As of the end of the Semi-Annual Period, the Partners Fund held 25 equity positions, with the 10 largest positions representing 57.6% of net assets. This compares to 28 equity positions, with the 10 largest positions representing 51.6% of net assets, as of March 31, 2019.

As of the end of the Semi-Annual Period, the largest sector exposures were financials (30.6% of net assets), healthcare (19.5%), and communication services (16.2%) and cash represented less than 1% of net assets.

As of the end of the Semi-Annual Period, the Partners Fund had an estimated net capital loss carryforward of approximately $15.8 million, or approximately $5.16 per share.

Outlook & Conclusion

Since our most recent shareholder letter, economic growth has slowed, nominal interest rates have declined, and inflation expectations have moved lower. The dollar amount of debt globally with negative nominal yields has increased from approximately $10.4 trillion to $14.8 trillion in the last six months. Although nominal yields remain positive in the U.S., the yield on the 10-year U.S. Treasury Bond was a mere 1.66% as of the end of the Semi-Annual Period, which is to say that if the average rate of inflation over the next decade exceeds 1.66%, then the return to owning the 10-year U.S. Treasury Bond will be negative in real terms.

Multiple explanations have been proffered for why a significant number of investors would allocate capital into investments that seem highly likely to deliver a negative real return over many years, which include “secular stagnation,” a “global savings glut,” fears of an impending recession, misguided monetary policy, and technologically driven and poorly measured deflationary pressures. Among these, we are somewhat partial to the last, as we believe that inflation is increasingly difficult to measure correctly and therefore may be overstated. What matters for investors in the Partners Fund, however, is how we are approaching capital allocation against this backdrop.

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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2019

In the current environment, there appear to be a large number of asset classes that do not present attractive risk/reward opportunities. Sovereign debt, high-yield bonds, leveraged loans, venture capital, commercial real estate in select markets, and certain publicly traded technology and other so-called “concept” stocks all seem to us to offer far too little prospective return given the associated risks. Within the U.S. public equity market, which is our focus, investors as a whole seem to be placing a large premium on companies that are perceived to have a long runway of revenue growth ahead of them and to be placing relatively little emphasis on profitability or cash flow. This preference for revenue growth over profitability and cash flow is closely connected to the outperformance in recent years of “growth” equity returns over “value” equity returns, which is a theme that we have discussed in several previous shareholder letters.

As we have previously discussed, we are constantly in search of companies that have a good underlying business, a solid management team, and an attractive valuation. With respect to valuation, our lodestar remains the company’s risk-adjusted free cash flow profile. In deciding what is an attractive price to pay for a business, we consider many factors, but free cash flow remains the ultimate source of shareholder value, regardless of which other factors (such as revenue growth or the number of subscribers) the broader market may temporarily be more focused on. As suggested by the fact that we initiated no new positions during the Semi-Annual Period, identifying companies that meet these criteria is not easy and requires patience. But we are actively looking for new investment opportunities, we believe that the companies in the existing portfolio meet the criteria above, and we will be resolute in maintaining our investment parameters with respect to quality and valuation.

As we look back over the last three years or so, which correspond to when current management assumed responsibility for the day-to-day operation of the Partners Fund, we have, with the exception of the fourth calendar quarter of 2018, done a reasonably good job of nearly keeping up with the S&P 500 Index during a period when “growth” equity returns have meaningfully outperformed “value” equity returns. As we discussed at length in our most recent shareholder letter, we firmly believe that the underperformance during the fourth calendar quarter of 2018 does not represent a permanent loss of capital and that the current portfolio, which continues to hold positions that contributed to that underperformance, therefore has significant embedded upside potential.

Thank you for your continued support.

Yours sincerely,

Robert C. Beck	Richard C. Fitzgerald

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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2019

Appendix: Historical Performance

Total returns for the Partners Fund and the S&P 500 Indices for the periods ended September 30, 2019, were as follows:

			Annualized Returns
Returns as of 09/30/19	Semi-Annual Period	One Year	Three Years	Five Years	Since 12/01/2009 Reorg*	Ten Years
Beck Mack & Oliver Partners Fund	-4.54%	-8.92%	+7.26%	+1.33%	+7.18%	+7.39%
S&P 500 Index	+6.08%	+4.25%	+13.39%	+10.84%	+12.89%	+13.24%

(Performance data quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.74%. However, the Partners Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.00% through at least July 31, 2020; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.)

*	Excludes performance prior to the Partners Fund’s reorganization from a limited partnership.

IMPORTANT RISKS AND DISCLOSURE:

There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include, among others: equity and convertible securities risk, foreign investments risk, management risk, fixed-income securities risk, non-investment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 Index and of the Partners Fund includes the reinvestment of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 Index does not include expenses. The Partners Fund is professionally managed while the S&P 500 Index is unmanaged and is not available for investment. It is not possible to invest directly in an index.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Partners Fund managers as of September 30, 2019, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice.

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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2019

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first Fiscal Year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

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BECK, MACK & OLIVER PARTNERS FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the benchmark, S&P 500® Index (the “S&P 500”), over the past 10 fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of a $10,000 Investment

Beck, Mack & Oliver Partners Fund vs. S&P 500 Index

Average Annual Total Returns Periods Ended September 30, 2019	One Year	Five Year	Ten Year
Beck Mack & Oliver Partners Fund	-8.92%	1.33%	7.39%
S&P 500® Index	4.25%	10.84%	13.24%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.74%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to 1.00%, through at least July 31, 2020 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (800) 943-6786.

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BECK, MACK & OLIVER PARTNERS FUND
PORTFOLIO PROFILE
SEPTEMBER 30, 2019

9

BECK, MACK & OLIVER PARTNERS FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

Shares	Security Description	Value
Common Stock - 99.9%
Communication Services - 16.2%
1,650	Alphabet, Inc., Class C (a)	$2,011,350
176,000	CenturyLink, Inc.	2,196,480
66,000	Discovery, Inc., Class C (a)	1,624,920
		5,832,750
Consumer Staples - 1.9%
7,000	Anheuser-Busch InBev SA/NV, ADR	666,050
Energy - 8.4%
54,000	Enterprise Products Partners LP	1,543,320
90,000	Matador Resources Co. (a)	1,487,700
		3,031,020
Financials - 30.5%
59,000	Apollo Global Management, Inc.	2,231,380
4,400	Credit Acceptance Corp. (a)	2,029,764
11,500	Enstar Group, Ltd. (a)	2,184,080
16,000	JPMorgan Chase & Co.	1,883,040
54,000	The Blackstone Group, Inc., Class A	2,637,360
		10,965,624
Health Care - 19.5%
9,000	Abbott Laboratories	753,030
18,000	Gilead Sciences, Inc.	1,140,840
41,000	Grifols SA, ADR	821,640
9,500	Laboratory Corp. of America Holdings (a)	1,596,000
65,000	RadNet, Inc. (a)	933,400
130,000	Teva Pharmaceutical Industries, Ltd., ADR (a)	894,400
3,900	Waters Corp. (a)	870,597
		7,009,907
Industrials - 11.9%
29,700	Advanced Drainage Systems, Inc.	958,419
17,000	Armstrong World Industries, Inc.	1,643,900
23,000	Wabtec Corp.	1,652,780
		4,255,099
Information Technology - 9.0%
190,000	BlackBerry, Ltd. (a)	997,500
16,000	Microsoft Corp.	2,224,480
		3,221,980
Materials - 2.5%
1,600	The Sherwin-Williams Co.	879,792
Total Common Stock (Cost $28,439,568)		35,862,222
Shares	Security Description	Exercise Price	Exp. Date	Value
Warrants - 0.0%
75,675	AgroFresh Solutions, Inc. (a) (Cost $171,744)	$11.50	07/31/20	$1,226
Investments, at value - 99.9% (Cost $28,611,312)				$35,863,448
Other Assets & Liabilities, Net - 0.1%				36,311
Net Assets - 100.0%				$35,899,759

ADR	American Depositary Receipt
LP	Limited Partnership
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$35,863,448
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$35,863,448

The Level 1 value displayed in this table includes Common Stock and a Warrant. Refer to this Schedule of Investments for a further breakout of each security by industry.

See Notes to Financial Statements.

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BECK, MACK & OLIVER PARTNERS FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments, at value (Cost $28,611,312)	$35,863,448
Cash	95,689
Receivables:
Dividends and interest	1,279
Prepaid expenses	20,022
Total Assets	35,980,438

LIABILITIES
Payables:
Fund shares redeemed	38,277
Accrued Liabilities:
Investment adviser fees	7,104
Trustees’ fees and expenses	51
Fund services fees	16,864
Other expenses	18,383
Total Liabilities	80,679

NET ASSETS	$35,899,759

COMPONENTS OF NET ASSETS
Paid-in capital	$44,116,810
Distributable earnings	(8,217,051)
NET ASSETS	$35,899,759

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,054,957

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$11.75

*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.

11

BECK, MACK & OLIVER PARTNERS FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $3,175)	$382,194
Interest income	1,855
Total Investment Income	384,049

EXPENSES
Investment adviser fees	186,360
Fund services fees	92,430
Custodian fees	5,088
Registration fees	10,333
Professional fees	18,765
Trustees' fees and expenses	2,022
Other expenses	16,084
Total Expenses	331,082
Fees waived	(144,722)
Net Expenses	186,360

NET INVESTMENT INCOME	197,689

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,084,444
Net change in unrealized appreciation (depreciation) on investments	399,916
NET REALIZED AND UNREALIZED GAIN	1,484,360
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,682,049

See Notes to Financial Statements.

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BECK, MACK & OLIVER PARTNERS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2019	For the Year Ended March 31, 2019
OPERATIONS
Net investment income	$197,689	$461,201
Net realized gain (loss)	1,084,444	(1,584,013)
Net change in unrealized appreciation (depreciation)	399,916	50,917
Increase (Decrease) in Net Assets Resulting from Operations	1,682,049	(1,071,895)

CAPITAL SHARE TRANSACTIONS
Sale of shares	386,628	2,268,661
Redemption of shares	(2,929,637)	(2,806,097)
Redemption fees	1,211	596
Decrease in Net Assets from Capital Share Transactions	(2,541,798)	(536,840)
Decrease in Net Assets	(859,749)	(1,608,735)

NET ASSETS
Beginning of Period	36,759,508	38,368,243
End of Period	$35,899,759	$36,759,508

SHARE TRANSACTIONS
Sale of shares	33,605	196,138
Redemption of shares	(249,976)	(242,430)
Decrease in Shares	(216,371)	(46,292)

See Notes to Financial Statements.

13

BECK, MACK & OLIVER PARTNERS FUND
FINANCIAL HIGHLIGHTS

	For the Six		For the Years Ended March 31,
	Months Ended September 30, 2019		2019	2018	2017	2016	2015
NET ASSET VALUE, Beginning of Period	$11.24		$11.56	$10.26	$8.98	$12.42	$14.82
INVESTMENT OPERATIONS
Net investment income (a)	0.06		0.14	0.13	0.08	0.10	0.11
Net realized and unrealized gain (loss)	0.45		(0.46)	1.18	1.30	(1.57)	(1.70)
Total from Investment Operations	0.51		(0.32)	1.31	1.38	(1.47)	(1.59)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		–	(0.01)	(0.10)	(0.07)	(0.09)
Net realized gain	–		–	–	–	(1.90)	(0.72)
Total Distributions to Shareholders	–		–	(0.01)	(0.10)	(1.97)	(0.81)

REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Period	$11.75		$11.24	$11.56	$10.26	$8.98	$12.42
TOTAL RETURN	4.54	%(c)	(2.77)%	12.77%	15.45%	(12.05)%	(10.70)%

RATIOS/ SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$35,900		$36,760	$38,368	$37,769	$34,587	$124,102
Ratios to Average Net Assets:
Net investment income	1.06	%(d)	1.19%	1.17%	0.80%	0.87%	0.75%
Net expenses	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (e)	1.78	%(d)	1.74%	1.76%	1.81%	1.44%	1.29%
PORTFOLIO TURNOVER RATE	6	%(c)	17%	19%	26%	50%	41%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

14

BECK, MACK & OLIVER PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2019

Note 1. Organization

The Beck, Mack & Oliver Partners Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991. The Fund seeks long-term capital appreciation with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

15

BECK, MACK & OLIVER PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2019

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of September 30, 2019, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income

16

BECK, MACK & OLIVER PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2019

and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates.

Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex services agreement, the Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

17

BECK, MACK & OLIVER PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2019

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to 1.00%, through at least July 31, 2020. During the six months ended September 30, 2019, fees waived were $144,722.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended September 30, 2019 were $2,245,847 and $4,270,219 respectively.

Note 6. Federal Income Tax

As of September 30, 2019, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and the components of net appreciation were as follows:

Gross Unrealized Appreciation	$10,862,767
Gross Unrealized Depreciation	(3,610,631)
Net Unrealized Appreciation	$7,252,136

As of March 31, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$169,309
Capital and Other Losses	(17,244,044)
Net Unrealized Appreciation	7,175,635
Total	$(9,899,100)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to equity return of capital, partnerships and wash sales.

As of March 31, 2019, the Fund has $5,064,074 of available short-term capital loss carryforwards and $12,179,970 of available long-term capital loss carryforwards that have no expiration date.

18

BECK, MACK & OLIVER PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2019

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

19

BECK, MACK & OLIVER PARTNERS FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2019

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

20

BECK, MACK & OLIVER PARTNERS FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2019

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,045.37	$5.11	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 366 to reflect the half-year period.

21

FOR MORE INFORMATION

Investment Adviser
Beck, Mack & Oliver LLC
565 Fifth Ave, 19th Floor
New York, NY 10017
www.beckmack.com

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, ME 04112
(800) 943-6786
www.beckmack.com

229-SAR-0919

22

LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

LMCG INTERNATIONAL SMALL CAP FUND

Semi-Annual Report

September 30, 2019

(Unaudited)

LMCG FUNDS
TABLE OF CONTENTS
SEPTEMBER 30, 2019

LMCG Global MultiCap Fund
Schedule of Investments	1
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Financial Highlights	7

LMCG International Small Cap Fund
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15

Notes to Financial Statements	17
Additional Information	22

IMPORTANT INFORMATION

An investment in the LMCG Global MultiCap Fund, and the LMCG International Small Cap Fund (the “Funds”) is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MULTICAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares	Security Description	Value
Equity Securities - 95.9%
Common Stock - 95.0%
Australia - 0.4%
289	BHP Group PLC	$6,156
Brazil - 0.6%
1,011	IRB Brasil Resseguros S/A	9,122
Canada - 2.0%
100	Canadian National Railway Co.	8,979
300	Suncor Energy, Inc.	9,463
200	The Toronto-Dominion Bank	11,662
		30,104
China - 5.1%
68	Alibaba Group Holding, Ltd., ADR (a)	11,372
1,000	ANTA Sports Products, Ltd.	8,274
9,700	China Construction Bank Corp., Class H	7,401
520	China Mobile, Ltd.	4,302
4,000	CNOOC, Ltd.	6,104
9,000	Industrial & Commercial Bank of China, Ltd.	6,029
33	NetEase, Inc., ADR	8,784
316	Tencent Holdings, Ltd.	13,313
194	Yum China Holdings, Inc.	8,813
		74,392
France - 3.1%
174	BNP Paribas SA	8,472
95	Capgemini SE	11,193
126	Danone SA	11,099
139	Vinci SA	14,972
		45,736
Germany - 2.1%
78	Bayer AG	5,500
100	Daimler AG	4,972
101	SAP SE	11,876
82	Siemens AG	8,781
		31,129
Hong Kong - 1.1%
1,000	CK Hutchison Holdings, Ltd.	8,829
500	Sun Hung Kai Properties, Ltd.	7,196
		16,025
Ireland - 1.7%
151	AerCap Holdings NV (a)	8,267
154	Medtronic PLC	16,728
		24,995
Italy - 1.1%
1,540	Enel SpA	11,500
1,989	Intesa Sanpaolo SpA	4,716
		16,216
Japan - 3.9%
900	Astellas Pharma, Inc.	12,806
500	KDDI Corp.	13,064
200	Sumitomo Mitsui Financial Group, Inc.	6,835
200	Tokio Marine Holdings, Inc.	10,689
200	Toyota Motor Corp.	13,347
		56,741
Mexico - 0.4%
2,122	Wal-Mart de Mexico SAB de CV	6,290
Netherlands - 1.5%
686	ING Groep NV	7,181
34	Prosus NV	2,496
216	Royal Dutch Shell PLC, ADR	12,711
		22,388
Russian Federation - 0.6%
312	MMC Norilsk Nickel PJSC, ADR	7,987
Shares	Security Description	Value
Singapore - 1.1%
800	BOC Aviation, Ltd. (b)	$7,385
500	United Overseas Bank, Ltd.	9,283
		16,668
South Africa - 0.5%
34	Naspers, Ltd., Class N	5,152
1,216	Rand Merchant Investment Holdings, Ltd.	2,404
		7,556
South Korea - 2.5%
79	Daelim Industrial Co., Ltd.	6,869
90	Hyosung Corp.	6,305
148	Hyundai Steel Co.	4,813
321	Samsung Electronics Co., Ltd.	13,163
155	Shinhan Financial Group Co., Ltd.	5,417
		36,567
Spain - 1.3%
2,061	Banco Santander SA	8,393
1,390	Telefonica SA	10,607
		19,000
Switzerland - 2.0%
147	Nestle SA	15,948
46	Roche Holding AG	13,387
		29,335
Taiwan - 1.1%
1,000	Taiwan Semiconductor Manufacturing Co., Ltd.	8,767
3,000	Uni-President Enterprises Corp.	7,233
		16,000
United Kingdom - 3.1%
1,500	BP PLC	9,513
181	InterContinental Hotels Group PLC	11,294
697	Prudential PLC	12,641
203	Unilever PLC	12,205
		45,653
United States - 59.8%
137	AbbVie, Inc.	10,374
22	Alphabet, Inc., Class A (a)	26,865
16	Amazon.com, Inc. (a)	27,774
202	American Campus Communities, Inc. REIT	9,712
86	Ameriprise Financial, Inc.	12,651
80	Amgen, Inc.	15,481
48	Anthem, Inc.	11,525
143	Apple, Inc.	32,028
219	Applied Materials, Inc.	10,928
210	BankUnited, Inc.	7,060
229	Berry Global Group, Inc. (a)	8,993
238	Bristol-Myers Squibb Co.	12,069
410	Brixmor Property Group, Inc. REIT	8,319
249	Capital One Financial Corp.	22,654
73	Chevron Corp.	8,658
145	Cimarex Energy Co.	6,951
248	Cisco Systems, Inc.	12,254
119	Clean Harbors, Inc. (a)	9,187
491	Comcast Corp., Class A	22,134
216	CVS Health Corp.	13,623
467	Darling Ingredients, Inc. (a)	8,934
258	Delta Air Lines, Inc.	14,861
340	Devon Energy Corp.	8,180
81	DTE Energy Co.	10,770
191	Encompass Health Corp.	12,086
94	Fidelity National Information Services, Inc.	12,479
543	FNB Corp.	6,261
239	Gilead Sciences, Inc.	15,148
186	Intel Corp.	9,585
521	Invesco, Ltd.	8,826

See Notes to Financial Statements.	1	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares	Security Description	Value
United States - 59.8% (continued)
186	JPMorgan Chase & Co.	$21,890
76	LHC Group, Inc. (a)	8,630
94	Ligand Pharmaceuticals, Inc. (a)	9,357
240	Lincoln National Corp.	14,477
444	LKQ Corp. (a)	13,964
128	Lowe's Cos., Inc.	14,075
117	Marriott Vacations Worldwide Corp.	12,122
61	Mastercard, Inc., Class A	16,566
141	Merck & Co., Inc.	11,869
192	Merit Medical Systems, Inc. (a)	5,848
209	Micron Technology, Inc. (a)	8,956
189	Microsoft Corp.	26,277
244	Monster Beverage Corp. (a)	14,167
102	Murphy USA, Inc. (a)	8,701
61	Nexstar Media Group, Inc., Class A	6,241
224	Nucor Corp.	11,404
241	PacWest Bancorp	8,758
146	Portland General Electric Co.	8,230
195	RealPage, Inc. (a)	12,258
355	Red Rock Resorts, Inc., Class A	7,208
98	Regal Beloit Corp.	7,139
135	RPM International, Inc.	9,289
297	Schlumberger, Ltd.	10,148
282	Sinclair Broadcast Group, Inc., Class A	12,053
235	SS&C Technologies Holdings, Inc.	12,119
550	Sterling Bancorp	11,033
146	Target Corp.	15,609
53	The Boeing Co.	20,165
80	The Goldman Sachs Group, Inc.	16,578
294	The TJX Cos., Inc.	16,387
167	TreeHouse Foods, Inc. (a)	9,260
148	Tyson Foods, Inc., Class A	12,749
88	United Rentals, Inc. (a)	10,968
115	Valero Energy Corp.	9,803
456	Valvoline, Inc.	10,046
321	Verizon Communications, Inc.	19,375
66	VMware, Inc., Class A (a)	9,904
171	Walgreens Boots Alliance, Inc.	9,458
133	Walmart, Inc.	15,784
109	WR Grace & Co.	7,277
		882,512
Total Common Stock (Cost $1,182,907)		1,400,572

Shares	Security Description	Rate	Value
Preferred Stock - 0.9%
Brazil - 0.9%
400	Cia Brasileira de Distribuicao	0.12%	7,704
1,800	Itausa - Investimentos Itau SA	0.02	5,736
			13,440
Total Preferred Stock (Cost $13,515)			13,440
Total Equity Securities (Cost $1,196,422)			1,414,012

Shares	Security Description	Value
Investment Companies - 1.9%
138	iShares Core MSCI Emerging Markets ETF	6,765
47	iShares MSCI EAFE ETF	3,065
333	iShares MSCI India ETF	11,179
152	iShares MSCI Mexico ETF	6,493
Total Investment Companies (Cost $27,498)		27,502
Shares	Security Description	Value
Money Market Fund - 1.8%
27,300	Dreyfus Treasury Securities Cash Management, Institutional Shares, 1.83% (c) (Cost $27,300)	$27,300

Investments, at value - 99.6% (Cost $1,251,220)		$1,468,814
Other Assets & Liabilities, Net - 0.4%		6,063
Net Assets - 100.0%		$1,474,877

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $7,385 or 0.5% of net assets.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2019.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Australia	$6,156	$–	$–	$6,156
Brazil	9,122	–	–	9,122
Canada	30,104	–	–	30,104
China	74,392	–	–	74,392
France	45,736	–	–	45,736
Germany	31,129	–	–	31,129
Hong Kong	16,025	–	–	16,025
Ireland	24,995	–	–	24,995
Italy	16,216	–	–	16,216
Japan	56,741	–	–	56,741
Mexico	6,290	–	–	6,290
Netherlands	22,388	–	–	22,388
Russian Federation	7,987	–	–	7,987
Singapore	16,668	–	–	16,668
South Africa	7,556	–	–	7,556
South Korea	36,567	–	–	36,567
Spain	19,000	–	–	19,000
Switzerland	29,335	–	–	29,335
Taiwan	16,000	–	–	16,000
United Kingdom	45,653	–	–	45,653
United States	882,512	–	–	882,512
Preferred Stock
Brazil	13,440	–	–	13,440
Investment Companies	27,502	–	–	27,502
Money Market Fund	–	27,300	–	27,300
Investments at Value	$1,441,514	$27,300	$–	$1,468,814

See Notes to Financial Statements.	2	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

PORTFOLIO HOLDINGS
% of Total Investments
Australia	0.4%
Brazil	1.5%
Canada	2.1%
China	5.1%
France	3.1%
Germany	2.1%
Hong Kong	1.1%
Ireland	1.7%
Italy	1.1%
Japan	3.9%
Mexico	0.4%
Netherlands	1.5%
Russian Federation	0.6%
Singapore	1.1%
South Africa	0.5%
South Korea	2.5%
Spain	1.3%
Switzerland	2.0%
Taiwan	1.1%
United Kingdom	3.1%
United States*	63.8%
100.0%

*	Includes Money Market Fund totaling 1.9%.

See Notes to Financial Statements.	3	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2019

ASSETS
Investments, at value (Cost $1,251,220)	$1,468,814
Foreign currency (Cost $791)	787
Receivables:
Dividends	2,081
From investment adviser	10,553
Prepaid expenses	20,047
Total Assets	1,502,282

LIABILITIES
Accrued Liabilities:
Fund services fees	6,384
Other expenses	21,021
Total Liabilities	27,405

NET ASSETS	$1,474,877

COMPONENTS OF NET ASSETS
Paid-in capital	$1,271,316
Distributable earnings	203,561
NET ASSETS	$1,474,877

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	125,491
Investor Shares	4,086

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $1,428,334)	$11.38
Investor Shares (based on net assets of $46,543)	$11.39

See Notes to Financial Statements.	4	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $2,579)	$26,874
Total Investment Income	26,874

EXPENSES
Investment adviser fees	4,127
Fund services fees	86,318
Transfer agent fees:
Institutional Shares	1,210
Investor Shares	1,415
Distribution fees:
Investor Shares	105
Custodian fees	7,500
Registration fees:
Institutional Shares	6,041
Investor Shares	8,690
Professional fees	11,861
Trustees' fees and expenses	1,311
Pricing fees	4,130
Other expenses	9,855
Total Expenses	142,563
Fees waived and expenses reimbursed	(136,682)
Net Expenses	5,881
NET INVESTMENT INCOME	20,993

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	9,220
Foreign currency transactions	(39)
Net realized gain	9,181
Net change in unrealized appreciation (depreciation) on:
Investments	(10,567)
Foreign currency translations	31
Net change in unrealized appreciation (depreciation)	(10,536)
NET REALIZED AND UNREALIZED LOSS	(1,355)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,638

See Notes to Financial Statements.	5	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2019	For the Year Ended March 31, 2019
OPERATIONS
Net investment income	$20,993	$32,296
Net realized gain	9,181	91,830
Net change in unrealized appreciation (depreciation)	(10,536)	(130,754)
Increase (Decrease) in Net Assets Resulting from Operations	19,638	(6,628)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	–	(198,286)
Investor Shares	–	(6,113)
Total Distributions Paid	–	(204,399)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	503	235,647
Investor Shares	46,735	18,681
Reinvestment of distributions:
Institutional Shares	–	198,286
Investor Shares	–	6,112
Redemption of shares:
Institutional Shares	(307,047)	(520,088)
Investor Shares	(54,751)	(22,413)
Decrease in Net Assets from Capital Share Transactions	(314,560)	(83,775)
Decrease in Net Assets	(294,922)	(294,802)

NET ASSETS
Beginning of Period	1,769,799	2,064,601
End of Period	$1,474,877	$1,769,799

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	44	19,282
Investor Shares	4,022	1,488
Reinvestment of distributions:
Institutional Shares	–	19,053
Investor Shares	–	586
Redemption of shares:
Institutional Shares	(27,003)	(43,396)
Investor Shares	(4,971)	(1,824)
Decrease in Shares	(27,908)	(4,811)

See Notes to Financial Statements.	6	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended September		For the Years Ended March 31,
	30, 2019		2019	2018	2017	2016	2015
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.24		$12.72	$12.00	$10.35	$11.21	$10.80
INVESTMENT OPERATIONS
Net investment income (a)	0.15		0.21	0.13	0.10	0.11	0.10
Net realized and unrealized gain (loss)	(0.01)		(0.38)	1.35	1.76	(0.68)	0.49
Total from Investment Operations	0.14		(0.17)	1.48	1.86	(0.57)	0.59

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.16)	(0.23)	(0.12)	(0.16)	(0.08)
Net realized gain	–		(1.15)	(0.53)	(0.09)	(0.13)	(0.10)
Total Distributions to Shareholders	–		(1.31)	(0.76)	(0.21)	(0.29)	(0.18)
NET ASSET VALUE, End of Period	$11.38		$11.24	$12.72	$12.00	$10.35	$11.21
TOTAL RETURN	1.25	%(b)	(0.33)%	12.22%	18.11%	(5.11)%	5.57%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$1,428		$1,713	$2,004	$1,858	$1,814	$1,882
Ratios to Average Net Assets:
Net investment income	2.56	%(c)	1.68%	0.99%	0.92%	1.02%	0.95%
Net expenses	0.70	%(c)	0.80%	1.00%	1.20%	1.20%	1.20%
Gross expenses (d)	15.99	%(c)	15.34%	14.39%	17.14%	16.22%	17.65%
PORTFOLIO TURNOVER RATE	32	%(b)	61%	43%	73%	44%	74%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	7	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended September		For the Years Ended March 31,				March 3, 2015 (a) Through March
	30, 2019		2019	2018	2017	2016	31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.26		$12.75	$11.96	$10.34	$11.21	$11.29
INVESTMENT OPERATIONS
Net investment income (b)	0.12		0.18	0.12	0.05	0.08	0.02
Net realized and unrealized gain (loss)	0.01	(c)	(0.38)	1.35	1.77	(0.69)	(0.10	)(c)
Total from Investment Operations	0.13		(0.20)	1.47	1.82	(0.61)	(0.08)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.14)	(0.15)	(0.11)	(0.13)	–
Net realized gain	–		(1.15)	(0.53)	(0.09)	(0.13)	–
Total Distributions to Shareholders	–		(1.29)	(0.68)	(0.20)	(0.26)	–
NET ASSET VALUE, End of Period	$11.39		$11.26	$12.75	$11.96	$10.34	$11.21
TOTAL RETURN	1.15	%(d)	(0.60)%	12.20%	17.76%	(5.39)%	(0.71	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$47		$57	$61	$52	$10	$10
Ratios to Average Net Assets:
Net investment income	2.18	%(e)	1.44%	0.91%	0.48%	0.77%	2.45	%(e)
Net expenses	0.95	%(e)	1.05%	1.25%	1.45%	1.45%	1.45	%(e)
Gross expenses (f)	41.23	%(e)	44.68%	65.97%	110.82%	149.94%	31.89	%(e)
PORTFOLIO TURNOVER RATE	32	%(d)	61%	43%	73%	44%	74	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain (loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	8	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares	Security Description	Value
Common Stock - 93.5%
Australia - 9.2%
199,261	Ausdrill, Ltd.	$299,916
70,822	Charter Hall Group REIT	556,885
110,882	Charter Hall Retail REIT	318,069
15,412	Credit Corp. Group, Ltd.	313,526
449,738	Cromwell Property Group REIT	385,509
66,682	Kogan.com, Ltd.	273,193
97,174	Regis Resources, Ltd.	321,379
54,136	Sandfire Resources NL	239,697
192,981	Shopping Centres Australasia Property Group REIT	339,959
36,048	SmartGroup Corp., Ltd.	297,077
98,645	St Barbara, Ltd.	193,083
118,020	Whitehaven Coal, Ltd.	247,735
101,032	Zip Co., Ltd. (a)	317,091
		4,103,119
Austria - 1.5%
10,818	Vienna Insurance Group AG Wiener Versicherung Gruppe	281,807
14,953	Wienerberger AG	364,098
		645,905
Belgium - 1.5%
1,379	Barco NV	272,351
13,072	Bekaert SA	375,003
		647,354
Canada - 0.9%
10,390	BRP, Inc.	404,276
Denmark - 2.7%
9,883	GN Store Nord A/S	401,238
1,290	Rockwool International A/S, Class B	258,002
10,762	Topdanmark A/S	519,408
		1,178,648
Finland - 0.6%
1,840	Adapteo OYJ (a)	21,043
7,448	Konecranes OYJ	238,830
		259,873
France - 2.8%
5,140	Gaztransport Et Technigaz SA	508,973
2,875	Ipsen SA	272,937
10,987	Korian SA	451,708
		1,233,618
Germany - 2.8%
7,812	CTS Eventim AG & Co. KGaA	440,210
23,940	Deutsche Pfandbriefbank AG (b)	291,985
38,190	Deutz AG	221,446
4,236	Gerresheimer AG	303,801
		1,257,442
Ireland - 0.7%
35,662	Grafton Group PLC	333,246
Italy - 4.9%
17,871	ACEA SpA	356,846
31,900	Cerved Group SpA	278,155
3,164	DiaSorin SpA	367,966
65,596	Enav SpA (b)	370,351
107,128	Hera SpA	439,734
124,005	Piaggio & C SpA	366,823
		2,179,875
Japan - 27.5%
15,300	Adastria Co., Ltd.	343,711
14,600	Arcland Service Holdings Co., Ltd.	261,956
17,600	Azbil Corp.	470,256
14,700	Central Glass Co., Ltd.	307,935
56	Daiwa Office Investment Corp. REIT	434,534
21,000	DTS Corp.	436,606
Shares	Security Description	Value
Japan - 27.5% (continued)
17,600	Fancl Corp.	$467,651
18,800	Fujitsu General, Ltd.	312,797
16,900	Geo Holdings Corp.	200,534
427	GLP J-Reit REIT	566,306
16,900	JAC Recruitment Co., Ltd.	323,230
101,600	JVCKenwood Corp.	299,749
12,500	Kamigumi Co., Ltd.	283,006
31,700	Kandenko Co., Ltd.	283,211
28,900	Kanematsu Corp.	324,482
16,200	Kohnan Shoji Co., Ltd.	357,486
7,900	Maruha Nichiro Corp.	199,025
7,200	Meitec Corp.	352,259
12,000	NET One Systems Co., Ltd.	323,292
33,800	NHK Spring Co., Ltd.	257,583
14,600	Nihon Unisys, Ltd.	469,901
11,200	Nishio Rent All Co., Ltd.	287,341
17,400	Open House Co., Ltd.	414,221
55,500	Penta-Ocean Construction Co., Ltd.	306,950
7,200	Sankyu, Inc.	373,568
7,200	SCSK Corp.	337,609
36,900	Shinoken Group Co., Ltd.	327,280
11,200	Ship Healthcare Holdings, Inc.	475,968
4,900	Sugi Holdings Co., Ltd.	265,110
10,500	The Nisshin Oillio Group, Ltd.	329,202
14,000	Tokuyama Corp.	320,721
24,600	Tomy Co., Ltd.	280,980
9,500	Towa Pharmaceutical Co., Ltd.	220,005
8,900	Tsubakimoto Chain Co.	284,388
12,800	Yamato Kogyo Co., Ltd.	317,262
9,900	Zenkoku Hosho Co., Ltd.	385,013
		12,201,128
Luxembourg - 0.8%
9,229	Corestate Capital Holding SA (a)	339,999
Mexico - 0.6%
47,024	Grupo Aeroportuario del Centro Norte SAB de CV	279,823
Netherlands - 3.9%
6,629	ASM International NV	610,392
9,376	ASR Nederland NV	346,130
77,884	Koninklijke BAM Groep NV	194,567
13,882	Signify NV (b)	381,748
9,239	Wereldhave NV REIT	205,429
		1,738,266
Portugal - 1.2%
297,958	Sonae SGPS SA	277,669
77,718	The Navigator Co. SA	278,014
		555,683
Singapore - 2.5%
284,400	Hi-P International, Ltd.	232,516
267,700	Mapletree Commercial Trust REIT	443,536
440,600	Mapletree North Asia Commercial Trust REIT	420,788
		1,096,840
South Korea - 1.9%
76,036	Meritz Securities Co., Ltd.	321,015
21,605	NICE Information Service Co., Ltd.	237,517
26,780	Partron Co., Ltd.	286,572
		845,104
Spain - 0.6%
40,190	Mediaset Espana Comunicacion SA	259,063
Sweden - 3.9%
21,741	Axfood AB	461,806
32,987	Elekta AB, Class B	434,619
35,334	Getinge AB, Class B	494,437

See Notes to Financial Statements.	9	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares	Security Description	Value
Sweden - 3.9% (continued)
35,254	Hemfosa Fastigheter AB	$357,051
		1,747,913
Switzerland - 5.9%
1,052	Bucher Industries AG	328,654
4,122	Cembra Money Bank AG	429,526
101,665	Ferrexpo PLC	201,441
196	Forbo Holding AG	291,040
4,486	Huber + Suhner AG	288,564
2,005	Kardex AG	276,829
11,108	Logitech International SA, Class R	450,530
4,598	Sunrise Communications Group AG (a)(b)	357,732
		2,624,316
Taiwan - 0.4%
216,032	China Life Insurance Co., Ltd. (a)	171,296
United Kingdom - 16.7%
25,293	Bovis Homes Group PLC	346,443
80,874	Crest Nicholson Holdings PLC	376,872
33,011	Dart Group PLC	371,386
29,311	Dunelm Group PLC	302,010
45,979	Electrocomponents PLC	363,962
17,936	Halma PLC	434,669
192,780	Hansteen Holdings PLC REIT	219,018
63,919	Howden Joinery Group PLC	440,427
43,950	Inchcape PLC	341,254
70,678	JD Sports Fashion PLC	652,982
78,931	Jupiter Fund Management PLC	344,914
170,861	Man Group PLC/Jersey	367,118
282,678	Marston's PLC	429,245
64,813	National Express Group PLC	345,061
47,913	Pagegroup PLC	258,739
174,611	Pets at Home Group PLC	446,991
34,767	Softcat PLC	428,333
35,431	Tate & Lyle PLC	320,632
13,017	The Go-Ahead Group PLC	322,342
49,195	Vesuvius PLC	275,461
		7,387,859
Total Common Stock (Cost $40,327,399)		41,490,646

Investment Company - 3.0%
20,179	iShares MSCI EAFE ETF (Cost $1,336,510)	1,315,873
Money Market Fund - 2.9%
1,278,706	Dreyfus Treasury Securities Cash Management, Institutional Shares, 1.83% (c) (Cost $1,278,706)	1,278,706
Investments, at value - 99.4% (Cost $42,942,615)		$44,085,225
Other Assets & Liabilities, Net - 0.6%		260,154
Net Assets - 100.0%		$44,345,379

ETF	Exchange Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $1,401,816 or 3.2% of net assets.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2019.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Australia	$4,103,119	$–	$–	$4,103,119
Austria	645,905	–	–	645,905
Belgium	647,354	–	–	647,354
Canada	404,276	–	–	404,276
Denmark	1,178,648	–	–	1,178,648
Finland	259,873	–	–	259,873
France	1,233,618	–	–	1,233,618
Germany	1,257,442	–	–	1,257,442
Ireland	333,246	–	–	333,246
Italy	2,179,875	–	–	2,179,875
Japan	12,201,128	–	–	12,201,128
Luxembourg	339,999	–	–	339,999
Mexico	279,823	–	–	279,823
Netherlands	1,738,266	–	–	1,738,266
Portugal	555,683	–	–	555,683
Singapore	1,096,840	–	–	1,096,840
South Korea	845,104	–	–	845,104
Spain	259,063	–	–	259,063
Sweden	1,747,913	–	–	1,747,913
Switzerland	2,624,316	–	–	2,624,316
Taiwan	171,296	–	–	171,296
United Kingdom	7,387,859	–	–	7,387,859
Investment Company	1,315,873	–	–	1,315,873
Money Market Fund	–	1,278,706	–	1,278,706
Investments at Value	$42,806,519	$1,278,706	$–	$44,085,225

See Notes to Financial Statements.	10	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

PORTFOLIO HOLDINGS
% of Total Investments
Australia	9.3%
Austria	1.5%
Belgium	1.5%
Canada	0.9%
Denmark	2.7%
Finland	0.6%
France	2.8%
Germany	2.8%
Ireland	0.7%
Italy	4.9%
Japan	27.7%
Luxembourg	0.8%
Mexico	0.6%
Netherlands	3.9%
Portugal	1.3%
Singapore	2.5%
South Korea	1.9%
Spain	0.6%
Sweden	4.0%
Switzerland	5.9%
Taiwan	0.4%
United Kingdom	16.8%
United States*	5.9%
100.0%

*	Includes Money Market Fund totaling 2.9%.

See Notes to Financial Statements.	11	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2019

ASSETS
Investments, at value (Cost $42,942,615)	$44,085,225
Foreign currency (Cost $6,537)	6,559
Receivables:
Investment securities sold	82,375
Dividends	196,355
Prepaid expenses	18,513
Total Assets	44,389,027

LIABILITIES
Accrued Liabilities:
Investment adviser fees	6,160
Trustees’ fees and expenses	112
Fund services fees	10,550
Other expenses	26,826
Total Liabilities	43,648

NET ASSETS	$44,345,379

COMPONENTS OF NET ASSETS
Paid-in capital	$47,695,541
Distributable earnings	(3,350,162)
NET ASSETS	$44,345,379

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	3,959,793
Investor Shares	76,938

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $43,502,266)	$10.99
Investor Shares (based on net assets of $843,113)	$10.96

See Notes to Financial Statements.	12	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $103,560)	$835,569
Total Investment Income	835,569

EXPENSES
Investment adviser fees	152,169
Fund services fees	104,127
Transfer agent fees:
Institutional Shares	2,285
Investor Shares	1,344
Distribution fees:
Investor Shares	955
Custodian fees	14,917
Registration fees:
Institutional Shares	8,267
Investor Shares	8,227
Professional fees	22,122
Trustees' fees and expenses	2,120
Pricing fees	7,654
Other expenses	19,086
Total Expenses	343,273
Fees waived	(157,542)
Net Expenses	185,731

NET INVESTMENT INCOME	649,838

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments	(1,947,828)
Foreign currency transactions	(11,382)
Net realized loss	(1,959,210)
Net change in unrealized appreciation (depreciation) on:
Investments	1,542,870
Foreign currency translations	(1,369)
Net change in unrealized appreciation (depreciation)	1,541,501
NET REALIZED AND UNREALIZED LOSS	(417,709)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$232,129

See Notes to Financial Statements.	13	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2019	For the Year Ended March 31, 2019
OPERATIONS
Net investment income	$649,838	$948,659
Net realized loss	(1,959,210)	(2,860,319)
Net change in unrealized appreciation (depreciation)	1,541,501	(4,502,159)
Increase (Decrease) in Net Assets Resulting from Operations	232,129	(6,413,819)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	–	(1,173,926)
Investor Shares	–	(35,721)
Total Distributions Paid	–	(1,209,647)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,809,821	11,323,446
Investor Shares	150,769	1,167,237
Reinvestment of distributions:
Institutional Shares	–	1,135,392
Investor Shares	–	35,721
Redemption of shares:
Institutional Shares	(413,310)	(4,498,454)
Investor Shares	(26,195)	(1,352,194)
Increase in Net Assets from Capital Share Transactions	1,521,085	7,811,148
Increase in Net Assets	1,753,214	187,682

NET ASSETS
Beginning of Period	42,592,165	42,404,483
End of Period	$44,345,379	$42,592,165

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	163,412	910,883
Investor Shares	13,994	100,796
Reinvestment of distributions:
Institutional Shares	–	113,496
Investor Shares	–	3,573
Redemption of shares:
Institutional Shares	(37,612)	(407,064)
Investor Shares	(2,404)	(123,171)
Increase in Shares	137,390	598,513

See Notes to Financial Statements.	14	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended September		For the Years Ended March 31,		April 1, 2016 (a) Through March 31,
	30, 2019		2019	2018	2017
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.92		$12.85	$10.73	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.16		0.25	0.16	0.18
Net realized and unrealized gain (loss)	(0.09)		(1.86)	2.20	0.85
Total from Investment Operations	0.07		(1.61)	2.36	1.03

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.30)	(0.24)	(0.30)
Net realized gain	–		(0.02)	–	–
Total Distributions to Shareholders	–		(0.32)	(0.24)	(0.30)
NET ASSET VALUE, End of Period	$10.99		$10.92	$12.85	$10.73
TOTAL RETURN	0.64	%(c)	(12.35)%	21.99%	10.55	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$43,502		$41,879	$41,325	$6,173
Ratios to Average Net Assets:
Net investment income	2.99	%(d)	2.16%	1.27%	1.78	%(d)
Net expenses	0.85	%(d)	0.85%	0.85%	0.85	%(d)
Gross expenses (e)	1.52	%(d)	1.54%	2.08%	8.57	%(d)
PORTFOLIO TURNOVER RATE	32	%(c)	90%	83%	112	%(c)

(a)	Commencement of operations..
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	15	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended September		For the Years Ended March 31,		April 18, 2016 (a) Through March 31,
	30, 2019		2019	2018	2017
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.91		$12.83	$10.71	$10.09
INVESTMENT OPERATIONS
Net investment income (b)	0.15		0.21	0.11	0.09
Net realized and unrealized gain (loss)	(0.10)		(1.84)	2.22	0.82
Total from Investment Operations	0.05		(1.63)	2.33	0.91

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.27)	(0.21)	(0.29)
Net realized gain	–		(0.02)	–	–
Total Distributions to Shareholders	–		(0.29)	(0.21)	(0.29)
NET ASSET VALUE, End of Period	$10.96		$10.91	$12.83	$10.71
TOTAL RETURN	0.46	%(c)	(12.51)%	21.74%	9.24	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$843		$713	$1,079	$42
Ratios to Average Net Assets:
Net investment income	2.75	%(d)	1.76%	0.91%	0.96	%(d)
Net expenses	1.10	%(d)	1.10%	1.10%	1.10	%(d)
Gross expenses (e)	4.66	%(d)	3.46%	5.01%	60.04	%(d)
PORTFOLIO TURNOVER RATE	32	%(c)	90%	83%	112	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	16	LMCG FUNDS

LMCG FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

Note 1. Organization

LMCG Global MultiCap Fund and LMCG International Small Cap Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The LMCG Global MultiCap Fund Investor Shares and Institutional Shares commenced operations on March 3, 2015, and September 11, 2013, respectively. The LMCG International Small Cap Fund Investor Shares and Institutional Shares commenced operations on April 18, 2016, and April 1, 2016, respectively. On April 1, 2016, the LMCG International Small Cap Fund commenced operations through a reorganization of a collective investment trust, which was organized and commenced operations on August 26, 2010. The Funds both seek long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities’ prices may be fair valued by independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

17	LMCG FUNDS

LMCG FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of September 30, 2019, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Funds are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

18	LMCG FUNDS

LMCG FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Funds' class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – LMCG Investments, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, at an annual rate of 0.50% and 0.70% of the average daily net assets of LMCG Global MultiCap Fund and LMCG International Small Cap Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates.

Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex services agreement, each Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through at least at least July 31, 2020, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) as follows:

	Institutional Shares	Investor Shares
LMCG Global MultiCap Fund	0.70%	0.95%
LMCG International Small Cap Fund	0.85%	1.10%

19	LMCG FUNDS

LMCG FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended September 30, 2019, fees waived and expenses reimbursed were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global MultiCap Fund	$4,127	$92,782	$39,773	$136,682
LMCG International Small Cap Fund	107,594	–	49,948	157,542

The Adviser may be reimbursed by each Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of September 30, 2019, $660,913 and $763,015 in the LMCG Global MultiCap Fund, and LMCG International Small Cap Fund, respectively is subject to recapture by the Adviser. Other Waivers are not eligible for recoupment.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2019, were as follows:

	Purchases	Sales
LMCG Global MultiCap Fund	$499,607	$780,843
LMCG International Small Cap Fund	15,343,425	13,541,782

Note 6. Federal Income Tax

As of September 30, 2019, the cost for federal income tax purposes is substantially the same as for financial statement purposes and the components of net unrealized appreciation (depreciation) were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
LMCG Global MultiCap Fund	$283,041	$(65,447)	$217,594
LMCG International Small Cap Fund	4,123,435	(2,980,825)	1,142,610

As of March 31, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total
LMCG Global MultiCap Fund	$12,001	$(33,256)	$205,178	$183,923
LMCG International Small Cap Fund	591,836	(3,382,458)	(791,669)	(3,582,291)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to differing book to tax treatment of investments in real estate investment trusts, passive foreign investment holdings (PFICs), wash sales and reclassification of dividend income to return of capital on corporate securities for the LMCG Global MultiCap Fund; and PFICs and wash sales for the LMCG International Small Cap Fund.

The LMCG International Small Cap Fund has $3,382,458 of available short term capital loss carryforwards that have no expiration date.

For tax purposes, the prior year post-October loss was $33,256 for the LMCG Global MultiCap Fund (realized during the period November 1, 2018 through March 31, 2019). This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2019.

20	LMCG FUNDS

LMCG FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

Note 7. Geographic Concentration Risk

Because the LMCG International Small Cap Fund’s investments may be concentrated in a particular geographic region or country, the value of the LMCG International Small Cap Fund’s shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

21	LMCG FUNDS

LMCG FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2019

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

22	LMCG FUNDS

LMCG FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2019

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
LMCG Global MultiCap Fund
Institutional Shares
Actual	$1,000.00	$1,012.46	$3.52	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54	0.70%
Investor Shares
Actual	$1,000.00	$1,011.50	$4.78	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.80	0.95%

LMCG International Small Cap Fund
Institutional Shares
Actual	$1,000.00	$1,006.41	$4.26	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%
Investor Shares
Actual	$1,000.00	$1,004.58	$5.51	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 366 to reflect the half-year period.

23	LMCG FUNDS

FOR MORE INFORMATION:

P.O. Box 588

Portland, ME 04112

(877) 591-4667 (toll free)

INVESTMENT ADVISER

LMCG Investments, LLC

200 Clarendon Street, 28th Floor

Boston, MA 02116

TRANSFER AGENT

Apex Fund Services

P.O. Box 588

Portland, ME 04112

www.theapexgroup.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

210-SAR-0919

MERK HARD CURRENCY FUND SCHEDULE OF INVESTMENTS	SEPTEMBER 30, 2019

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds-55.6% (a)
Financials - Netherlands - 3.7%
$2,500,000	ING Bank NV, EMTN	EUR	0.700%	04/16/20	$2,741,206
Non-U.S. Government - Australia - 4.6%
4,900,000	Australia Government Bond (b)	AUD	4.500	04/15/20	3,372,855
Non-U.S. Government - New Zealand - 6.7%
7,880,000	New Zealand Government Bond	NZD	3.000	04/15/20	4,991,520
Non-U.S. Government - Sweden - 3.7%
25,000,000	Sweden Government Bond	SEK	5.000	12/01/20	2,706,607
Non-U.S. Government Agency - Germany - 4.6%
18,000,000	KFW, EMTN	NOK	0.875	11/01/19	1,977,277
13,000,000	KFW	NOK	1.250	01/19/21	1,422,324
					3,399,601
Non-U.S. Government Agency - Sweden - 11.0%
80,000,000	Kommuninvest I Sverige AB, MTN	SEK	0.750	02/16/20	8,154,126
Regional Agencies - Australia - 1.3%
1,400,000	Western Australian Treasury Corp.	AUD	2.500	07/22/20	956,723
Regional Authority - Australia - 3.1%
3,300,000	New South Wales Treasury Corp.	AUD	6.000	05/01/20	2,294,414
Regional Authority - Canada - 12.4%
4,100,000	Province of British Columbia Canada	CAD	4.100	12/18/19	3,110,504
3,900,000	Province of New Brunswick Canada	CAD	4.500	06/02/20	2,996,687
4,000,000	Province of Saskatchewan Canada	CAD	3.900	07/28/20	3,072,801
					9,179,992
Supranational Bank - Luxembourg - 4.5%
3,000,000	European Financial Stability Facility, EMTN	EUR	1.750	10/29/20	3,350,914
Total Foreign Bonds (Cost $42,749,947)					41,147,958
Foreign Treasury Securities-22.9% (a)
Non-U.S. Government - Canada - 15.3%
15,000,000	Canadian Treasury Bill (c)	CAD	1.681	11/14/19	11,299,732
Non-U.S. Government - Norway - 7.6%
51,500,000	Norway Treasury Bill (b)(c)	NOK	1.075	12/18/19	5,647,130
Total Foreign Treasury Securities (Cost $17,318,267)					16,946,862
U.S. Government & Agency Obligations-4.7% (a)
U.S. Treasury Securities - 4.7%
3,500,000	U.S. Treasury Bill (d)
	(Cost $3,492,856)	USD	1.996	11/07/19	3,493,837

Shares	Security Description	Currency			Value in USD
Exchange Traded Product - 4.8%
247,800	VanEck Merk Gold Trust ETF (e)(f)
	(Cost $2,970,915)	USD			3,573,400

Shares	Security Description	Currency	Rate		Value in USD
	Money Market Fund - 3.3%
2,432,881	Morgan Stanley Institutional Liquidity Funds Treasury
	Securities Portfolio, Institutional Class (g)
	(Cost $2,432,881)	USD	1.847		2,432,881

Investments, at value - 91.3% (Cost $68,964,866)					$67,594,938
Foreign Currencies – 8.2% (Cost $6,308,207)					6,098,109
Net Unrealized Gain/Loss on Forward Currency Contracts – (0.1)%					(86,685)
Other Assets & Liabilities, Net – 0.6%					404,095
NET ASSETS – 100.0%					$74,010,457

EMTN	European Medium Term Note
ETF	Exchange Traded Fund
MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.

See Notes to Financial Statements.

2

(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $9,019,985 or 12.2% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Affiliate.
(f)	Non-income producing security.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2019.

Affiliated investments are investments that are managed by the Adviser, and are noted in the Merk Hard Currency Fund’s Schedule of Investments. Transactions during the period with affiliates were as follows:

Exchange Traded Product
				Change in
VanEck Merk Gold	Balance	Gross	Gross	Unrealized	Balance	Realized
Trust ETF	3/31/2019	Additions	Reductions	Depreciation	9/30/2019	Gain	Investment Income
Shares/Principal	477,800	–	(230,000)	–	247,800
Cost	$5,933,706	$–	$(2,962,791)	$–	$2,970,915	$382,844	$–
Value	6,053,726	–	–	482,465	3,573,400

As of September 30, 2019, the Merk Hard Currency Fund had the following forward currency contract outstanding:

Counterparty	Contracts to Purchase		Settlement Date	Settlement Value	Net Unrealized Depreciation
RBC Capital Markets, LLC	4,800,000	British Pound Sterling	10/23/19	$5,994,595	$(86,685)

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Foreign Bonds	$–	$41,147,958	$–	$41,147,958
Foreign Treasury Securities	–	16,946,862	–	16,946,862
U.S. Government & Agency Obligations	–	3,493,837	–	3,493,837
Exchange Traded Product	3,573,400	–	–	3,573,400
Money Market Fund	–	2,432,881	–	2,432,881
Investments, at value	$3,573,400	$64,021,538	$–	$67,594,938
Total Assets	$3,573,400	$64,021,538	$–	$67,594,938
Liabilities
Other Financial Instruments*
Forward Currency Contract	$–	$(86,685)	$–	$(86,685)
Total Liabilities	$–	$(86,685)	$–	$(86,685)

*	Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as a forward currency contract, which is valued at the unrealized appreciation (depreciation) at period end.

PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	55.6%
Foreign Treasury Securities	22.9%
U.S. Government & Agency Obligations	4.7%
Exchange Traded Product	4.8%
Money Market Fund	3.3%
Foreign Currencies	8.2%
Net Unrealized Gain/Loss on Forward Currency Contracts	(0.1)%
Other Assets and Liabilities, Net	0.6%
100.0%

See Notes to Financial Statements.

3

STATEMENTS OF ASSETS AND LIABILITIES	SEPTEMBER 30, 2019

ASSETS
Total Investments, at value (Cost $65,993,951)	$64,021,538
Total Investments in affiliates, at value (Cost $2,970,915)	3,573,400
Total Investments, at value (Cost $68,964,866)	67,594,938
Foreign currency (Cost $6,308,207)	6,098,109
Receivables:
Fund shares sold	17,164
Dividends and interest	530,126
Total Assets	74,240,337

LIABILITIES
Unrealized loss on forward currency contracts	86,685
Payables:
Fund shares redeemed	83,270
Accrued Liabilities:
Investment adviser fees	45,023
Distribution fees	11,823
Other expenses	3,079
Total Liabilities	229,880

NET ASSETS	$74,010,457

COMPONENTS OF NET ASSETS
Paid-in capital	$88,585,323
Distributable earnings	(14,574,866)
NET ASSETS	$74,010,457

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	6,383,731
Institutional Shares	1,909,317

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $56,774,752)	$8.89
Institutional Shares (based on net assets of $17,235,705)	$9.03

See Notes to Financial Statements.

4

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED SEPTEMBER 30, 2019

MERK HARD
CURRENCY FUND
INVESTMENT INCOME
Dividend income	$12,999
Interest income (Net of foreign withholding taxes of $7,150)	544,409
Net amortization expense	(267,399)
Total Investment Income	290,009

EXPENSES
Investment adviser fees	391,142
Non 12b-1 shareholder servicing fees:
Investor Shares	15,266
Institutional Shares	4,291
Distribution fees:
Investor Shares	76,329
Interest expense	27,418
Total Expenses	514,446
Fees waived	(15,039)
Net Expenses	499,407

NET INVESTMENT LOSS	(209,398)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(435,649)
Investments in affiliated issuers	382,844
Foreign currency transactions	(649,360)
Net realized loss	(702,165)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,167,296)
Investments in affiliated issuers	482,465
Foreign currency translations	(151,531)
Net change in unrealized appreciation (depreciation)	(836,362)
NET REALIZED AND UNREALIZED LOSS	(1,538,527)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,747,925)

See Notes to Financial Statements.

5

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	September 30, 2019	March 31, 2019
OPERATIONS
Net investment loss	$(209,398)	$(770,651)
Net realized loss	(702,165)	(3,676,356)
Net change in unrealized appreciation (depreciation)	(836,362)	(4,403,701)
Decrease in Net Assets Resulting from Operations	(1,747,925)	(8,850,708)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	–	(699,691)
Institutional Shares	–	(171,231)
Total Distributions to Shareholders	–	(870,922)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,164,288	7,303,266
Institutional Shares	3,091,771	1,892,346
Reinvestment of distributions:
Investor Shares	–	683,099
Institutional Shares	–	158,813
Redemption of shares:
Investor Shares	(8,606,093)	(21,473,794)
Institutional Shares	(1,929,175)	(6,302,431)
Decrease in Net Assets from Capital Share Transactions	(5,279,209)	(17,738,701)
Decrease in Net Assets	(7,027,134)	(27,460,331)

NET ASSETS
Beginning of Period	81,037,591	108,497,922
End of Period	$74,010,457	$81,037,591

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	238,884	771,081
Institutional Shares	335,412	200,419
Reinvestment of distributions:
Investor Shares	–	72,593
Institutional Shares	–	16,682
Redemption of shares:
Investor Shares	(950,418)	(2,285,487)
Institutional Shares	(210,375)	(655,823)
Decrease in Shares	(586,497)	(1,880,535)

See Notes to Financial Statements.

6

FINANCIAL HIGHLIGHTS	SEPTEMBER 30, 2019

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six		For the Years Ended March 31,
	Months Ended
	September 30,
	2019		2019	2018	2017	2016	2015

INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.10		$10.06	$9.27	$9.81	$9.49	$11.58
INVESTMENT OPERATIONS
Net investment loss (a)	(0.03)		(0.08)	(0.12)	(0.12)	(0.10)	(0.07)
Net realized and unrealized gain (loss)	(0.18)		(0.80)	1.00	(0.42)	0.42	(1.94)
Total from Investment Operations	(0.21)		(0.88)	0.88	(0.54)	0.32	(2.01)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.08)	(0.09)	–	–	(0.08)
NET ASSET VALUE, End of Period	$8.89		$9.10	$10.06	$9.27	$9.81	$9.49
TOTAL RETURN	(2.31	)%(b)	(8.73)%	9.54%	(5.50)%	3.37%	(17.47)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$56,775		$64,575	$85,874	$92,355	$105,417	$126,449
Ratios to Average Net Assets:
Net investment loss	(0.59	)%(c)	(0.88)%	(1.21)%	(1.27)%	(1.06)%	(0.66)%
Net expenses	1.33	%(c)	1.35%	1.27%	1.24%	1.23%	1.24%
Interest expenses	0.07	%(c)	0.08%	–%	–%	–%	–%
Net expenses without interest expenses	1.26	%(c)	1.27%	–%	–%	–%	–%
Gross expenses (d)	1.37	%(c)	1.38%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE (e)	26	%(b)	65%	35%	81%	85%	116%

INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.23		$10.18	$9.38	$9.90	$9.55	$11.62
INVESTMENT OPERATIONS
Net investment loss (a)	(0.02)		(0.06)	(0.10)	(0.10)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(0.18)		(0.80)	1.02	(0.42)	0.43	(1.93)
Total from Investment Operations	(0.20)		(0.86)	0.92	(0.52)	0.35	(1.98)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.09)	(0.12)	–	–	(0.09)
NET ASSET VALUE, End of Period	$9.03		$9.23	$10.18	$9.38	$9.90	$9.55
TOTAL RETURN	(2.17	)%(b)	(8.47)%	9.82%	(5.25)%	3.66%	(17.18)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$17,236		$16,462	$22,624	$17,821	$18,296	$29,027
Ratios to Average Net Assets:
Net investment loss	(0.33	)%(c)	(0.64)%	(0.95)%	(1.02)%	(0.81)%	(0.41)%
Net expenses	1.08	%(c)	1.10%	1.02%	0.99%	0.98%	0.99%
Interest expenses	0.07	%(c)	0.08%	–%	–%	–%	–%
Net expenses without interest expenses	1.01	%(c)	1.02%	–%	–%	–%	–%
Gross expenses (d)	1.12	%(c)	1.13%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE (e)	26	%(b)	65%	35%	81%	85%	116%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.

7

NOTES TO FINANCIAL STATEMENTS	SEPTEMBER 30, 2019

Note 1. Organization

The Merk Hard Currency Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Fund’s Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Futures contracts are valued at the day’s settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations

8

and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of September 30, 2019, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

The values of each individual forward currency contract outstanding as of September 30, 2019, are disclosed in the Fund’s Schedule of Investments.

Futures Contracts – The Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not

9

be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Merk Investments LLC is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for the Fund, the Adviser is obligated to pay all expenses of the Fund except Board-approved shareholder servicing fees, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses and expenses that the Fund is authorized to pay under Rule 12b-1.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund has adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates.

Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund. Pursuant to the terms of the investment advisory agreement, the Trustees' fees attributable to the Fund are paid by the Adviser.

Note 4. Fees Waived

During the period, the Fund invested in VanEck Merk Gold Trust ETF, an exchange traded product sponsored by the Adviser. As of September 30, 2019, the Fund owned approximately 2.1% of VanEck Merk Gold Trust ETF. The Adviser has agreed to waive fees in an amount equal to the fee it receives from VanEck Merk Gold Trust ETF based on Merk Hard Currency Fund’s investment in VanEck Merk Gold Trust ETF (NYSE:OUNZ). For the period ended September 30, 2019, the Adviser waived fees of $15,039 for the Fund.

10

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2019, were as follows:

Purchases	Sales
$7,263,004	$14,749,872

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as the Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2019 for any derivative type that was held during the period is as follows:

Forward Currency Contracts	$89,546,929

The Fund’s use of derivatives during the period ended September 30, 2019, was limited to forward currency contracts.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities for the Fund as of September 30, 2019:

Currency
Location:	Contracts
Liability derivatives:
Unrealized loss on forward currency contracts	$(86,685)

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2019, by the Fund are recorded in the following locations on the Statements of Operations:

Currency
Location:	Contracts
Net realized gain (loss) on:
Foreign currency transactions	$(371,867)
Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	(26,553)

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments for the Fund at September 30, 2019. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as
	Presented in the Statements	Financial Instruments	Cash Collateral
	of Assets and Liabilities	(Received) Pledged*	(Received) Pledged*	Net Amount
Liabilities:
Over-the-counter derivatives**	$(86,685)	$86,685	$–	$–

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.
**	Over-the-counter derivatives may consist of forward currency contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

Note 7. Federal Income Tax

As of September 30, 2019, the cost for federal income tax purposes is substantially the same as for financial statement purposes and the components of net unrealized depreciation was as follows:

Gross Unrealized Appreciation	$724,559
Gross Unrealized Depreciation	(2,094,487)
Net Unrealized Depreciation	$(1,369,928)

As of March 31, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and	Unrealized
Other Losses	Depreciation	Total
$(11,644,160)	$(1,182,781)	$(12,826,941)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts and wash sales.

11

For tax purposes, the prior year post-October loss was $86,523 and the prior year deferred late year ordinary loss was $2,263,026 (realized during the period November 1, 2018 through March 31, 2019). These losses were recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2019.

As of March 31, 2019, the Fund had the following available short term and long term capital loss carry forwards that have no expiration date:

Short Term	Long Term
$526,436	$8,768,175

Note 8. Underlying Investments in Other Pooled Investment Vehicles

The Fund currently invests a portion of its assets in the VanEck Merk Gold Trust ETF. The Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.

The performance of the Fund may be directly affected by the performance of the VanEck Merk Gold Trust ETF. The financial statements of the VanEck Merk Gold Trust ETF, including the schedule of investments, can be found at the Merk Funds website www.merkfunds.com, or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2019 the percentage of the Fund’s net assets invested in the VanEck Merk Gold Trust ETF was 4.8%.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

12

ADDITIONAL INFORMATION	SEPTEMBER 30, 2019

Investment Advisory Agreement Approval

At the June 13, 2019 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to those of a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal responsibility for the Fund’s investments, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is in stable financial condition and that the firm has the operational capability, the necessary staffing and experience, and the financial strength necessary to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark and to a peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to the Fund. The Board observed that the Fund underperformed its primary benchmark index, the JPMorgan 3-Month Global Cash Index, for each of the one-, three-, and five-year periods ended March 31, 2019, and outperformed the index for the 10-year period ended March 31, 2019 and for the period since the Fund’s inception on May 10, 2005. The Board noted the Adviser’s representation that the Fund’s underperformance relative to its primary benchmark index during the noted periods could be attributed, at least in part, to the Fund’s currency exposures to the Norwegian krone and Swedish krona, which underperformed the U.S. Dollar during the periods reviewed. The Board also considered the Fund’s performance relative to its Broadridge peer group. In this regard, the Board noted the Adviser’s representation that there are important differences between the investment strategies of the funds in the Broadridge peer group and the Fund, including that the Fund focuses on currencies of the G-10 and Singapore, whereas certain Broadridge peers focus more on Brazil and emerging market currencies. With that caveat, the Board noted that the Fund underperformed the median of its Broadridge peers for the one-, three-, and five-year periods ended March 31, 2019. However, the Board noted the Adviser’s representation that the Fund is well-positioned to generate positive performance in a rising interest rate environment like the present. The Board also noted the Adviser’s representation that current market factors were indicative of a potential decline in the U.S. Dollar, which should benefit the Fund.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on the actual advisory fee rate and actual total expense ratio of the Fund’s Broadridge peer group. The Board observed that the Adviser’s actual advisory fee rate and the actual total expense ratio were each higher than the median of its Broadridge peer group. The Board noted,

13

however, that the Fund operates pursuant to a unified advisory fee agreement. Under this agreement, the Adviser pays substantially all service provider fees in connection with the management and operation of the Fund (with certain exceptions) from the single, all-inclusive management fee. The Board noted the Adviser’s representation that the Broadridge peer funds did not employ unified fee structures and therefore a direct advisory fee comparison is not possible. Based on the foregoing and other relevant considerations, the Board concluded that the Adviser’s advisory fee rate charged to the Fund, given the unified nature of the fee, was within the range of reasonable fees.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund and noted the Adviser’s representation that, it does not allocate its expenses to specific products. Based on these and other applicable considerations, including the Adviser’s discussion of the aggregate costs and profitability of the Adviser’s mutual fund activities, the Board concluded that the Adviser’s profits attributable to management of the Fund was not unreasonable.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Fund’s fee structure, asset size, and net expense ratio, giving effect to the Adviser’s unitary fee structure. The Board noted the Adviser’s representation that the Fund potentially could benefit from economies of scale in the future as assets grow, but the Adviser was not proposing breakpoints or changes in fees at this time in light of the Fund’s low level of assets under management. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, as a result of the Adviser’s management of the Fund, it may benefit from increased public exposure, possibly leading to increased business that is unrelated to the Fund. Based on the foregoing representations, the Board concluded that other benefits received by the Adviser from its relationship with the Fund was not a material factor to consider in approving the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

14

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2019	September 30, 2019	Period*	Ratio*
Merk Hard Currency Fund
Investor Shares
Actual	$1,000.00	$976.92	$6.57	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.71	1.33%
Institutional Shares
Actual	$1,000.00	$978.33	$5.34	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 366 to reflect the half-year period.

15

FOR MORE INFORMATION

MERK® MUTUAL FUNDS

MERK HARD CURRENCY FUND®

INVESTMENT ADVISER
Merk Investments LLC
555 Bryant Street #455
Palo Alto, CA 94301
www.merkfunds.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

P.O. BOX 588
PORTLAND, ME 04112

208-SAR-0919

PAYSON TOTAL RETURN FUND

TABLE OF CONTENTS

SEPTEMBER 30, 2019

Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Additional Information	12

IMPORTANT INFORMATION

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include equity risk, convertible securities risk, debt securities risk, exchange-traded funds risk, interest rate risk, credit risk, inflation indexed security risk, government securities risk, value investment risk, mortgage-related and other asset-backed securities risk, and foreign investments risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies, which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares	Security Description	Value
Common Stock - 98.0%
Consumer Discretionary - 13.3%
2,615	Amazon.com, Inc. (a)	$4,539,405
26,957	Aptiv PLC	2,356,581
1,322	Booking Holdings, Inc. (a)	2,594,570
10,931	The Home Depot, Inc.	2,536,211
56,296	The TJX Cos., Inc.	3,137,939
		15,164,706
Financial - 22.5%
62,376	Aflac, Inc.	3,263,511
24,040	American Express Co.	2,843,451
19,139	Berkshire Hathaway, Inc., Class B (a)	3,981,295
24,016	JPMorgan Chase & Co.	2,826,443
18,420	Mastercard, Inc., Class A	5,002,320
11,500	S&P Global, Inc.	2,817,270
29,100	Visa, Inc., Class A	5,005,491
		25,739,781
Health Care - 15.8%
24,500	AbbVie, Inc.	1,855,140
20,457	Amgen, Inc.	3,958,634
26,621	Danaher Corp.	3,844,871
24,505	Johnson & Johnson	3,170,457
28,845	Merck & Co., Inc.	2,428,172
79,337	Pfizer, Inc.	2,850,578
		18,107,852
Industrials - 9.2%
40,000	Colfax Corp. (a)	1,162,400
9,600	Cummins, Inc.	1,561,632
37,625	Fortive Corp.	2,579,570
9,527	General Dynamics Corp.	1,740,869
7,000	Union Pacific Corp.	1,133,860
17,300	United Technologies Corp.	2,361,796
		10,540,127
Information Technology - 37.2%
17,804	Accenture PLC, Class A	3,424,599
4,875	Alphabet, Inc., Class A (a)	5,953,057
26,981	Apple, Inc.	6,042,934
15,510	Broadcom, Inc.	4,281,846
Shares	Security Description	Value
Information Technology - 37.2% (continued)
20,800	CDW Corp.	$2,563,392
66,853	Cisco Systems, Inc.	3,303,207
13,500	Facebook, Inc., Class A (a)	2,404,080
21,360	Fidelity National Information Services, Inc.	2,835,754
20,172	Fiserv, Inc. (a)	2,089,617
88,808	Intel Corp.	4,576,276
24,560	Microsoft Corp.	3,414,577
13,590	Texas Instruments, Inc.	1,756,372
		42,645,711
Total Common Stock (Cost $68,973,102)		112,198,177

Shares	Security Description	Rate	Value
Preferred Stock - 0.8%
Industrials - 0.8%
7,000	Colfax Corp. (Cost $945,909)	1.44%	913,780

Total Equity Securities (Cost $69,919,011)			113,111,957

Shares	Security Description	Value
Money Market Fund - 0.7%
804,233	Federated Government Obligations Fund, 1.70% (b) (Cost $804,233)	804,233

Investments, at value - 99.5% (Cost $70,723,244)		$113,916,190
Other Assets & Liabilities, Net - 0.5%		612,171
Net Assets - 100.0%		$114,528,361

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2019.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019.

See Notes to Financial Statements.

1

PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Investments in
Valuation Inputs	Securities
Level 1 - Quoted Prices	$112,198,177
Level 2 - Other Significant Observable Inputs	1,718,013
Level 3 - Significant Unobservable Inputs	–
Total	$113,916,190

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is Preferred Stock and a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	13.3%
Financial	22.6%
Health Care	15.9%
Industrials	10.1%
Information Technology	37.4%
Money Market Fund	0.7%
100.0%

See Notes to Financial Statements.

2

PAYSON TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2019

ASSETS
Investments, at value (Cost $70,723,244)	$113,916,190
Cash	681,652
Receivables:
Fund shares sold	50,000
Dividends and interest	63,123
Prepaid expenses	17,312
Total Assets	114,728,277

LIABILITIES
Payables:
Fund shares redeemed	9,996
Distributions payable	100,707
Accrued Liabilities:
Investment adviser fees	56,757
Trustees’ fees and expenses	118
Fund services fees	14,081
Other expenses	18,257
Total Liabilities	199,916

NET ASSETS	$114,528,361

COMPONENTS OF NET ASSETS
Paid-in capital	$72,267,192
Distributable earnings	42,261,169
NET ASSETS	$114,528,361

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,659,291

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$20.24

See Notes to Financial Statements.

3

PAYSON TOTAL RETURN FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $6)	$861,959
Interest income	3,394
Total Investment Income	865,353

EXPENSES
Investment adviser fees	339,695
Fund services fees	89,715
Custodian fees	4,118
Registration fees	9,790
Professional fees	21,429
Trustees' fees and expenses	3,099
Other expenses	18,092
Total Expenses	485,938

NET INVESTMENT INCOME	379,415

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(361,969)
Net change in unrealized appreciation (depreciation) on investments	5,264,922
NET REALIZED AND UNREALIZED GAIN	4,902,953
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,282,368

See Notes to Financial Statements.

4

PAYSON TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	For the Year
	September 30,	Ended March 31,
	2019	2019
OPERATIONS
Net investment income	$379,415	$722,197
Net realized gain	(361,969)	239,355
Net change in unrealized appreciation (depreciation)	5,264,922	8,717,251
Increase in Net Assets Resulting from Operations	5,282,368	9,678,803

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(379,418)	(718,980)

CAPITAL SHARE TRANSACTIONS
Sale of shares	7,417,883	12,810,743
Reinvestment of distributions	161,937	307,206
Redemption of shares	(6,864,772)	(8,656,484)
Increase in Net Assets from Capital Share Transactions	715,048	4,461,465
Increase in Net Assets	5,617,998	13,421,288

NET ASSETS
Beginning of Year	108,910,363	95,489,075
End of Year	$114,528,361	$108,910,363

SHARE TRANSACTIONS
Sale of shares	370,845	693,817
Reinvestment of distributions	8,053	16,559
Redemption of shares	(341,656)	(463,798)
Increase in Shares	37,242	246,578

See Notes to Financial Statements.

5

PAYSON TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six		For the Years Ended March 31,
	Months Ended
	September 30,
	2019		2019	2018	2017	2016	2015
NET ASSET VALUE, Beginning of Period	$19.37		$17.76	$16.14	$13.94	$15.21	$15.22
INVESTMENT OPERATIONS
Net investment income (a)	0.07		0.13	0.14	0.16	0.16	0.16
Net realized and unrealized gain (loss)	0.87		1.61	2.33	2.25	(0.76)	0.77
Total from Investment Operations	0.94		1.74	2.47	2.41	(0.60)	0.93

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.07)		(0.13)	(0.12)	(0.21)	(0.16)	(0.16)
Net realized gain	–		–	(0.73)	–	(0.51)	(0.78)
Total Distributions to Shareholders	(0.07)		(0.13)	(0.85)	(0.21)	(0.67)	(0.94)

NET ASSET VALUE, End of Period	$20.24		$19.37	$17.76	$16.14	$13.94	$15.21
TOTAL RETURN	4.84	%(b)	9.83%	15.39%	17.41%	(3.94)%	6.32%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$114,528		$108,910	$95,489	$78,888	$74,514	$76,875
Ratios to Average Net Assets:
Net investment income	0.67	%(c)	0.71%	0.82%	1.10%	1.11%	1.05%
Net expenses	0.86	%(c)	0.89%	0.94%	0.98%	0.97%	0.97%
Gross expenses	0.86	%(c)	0.89%	0.94%	0.98%	0.97%	0.97%
PORTFOLIO TURNOVER
RATE	8	%(b)	27%	38%	30%	55%	41%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.

See Notes to Financial Statements.

6

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

7

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of September 30, 2019, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations,

8

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of September 30, 2019, the Fund had $431,652 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The

9

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates.

Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex services agreement, the Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended September 30, 2019 were $8,896,891 and $8,320,121, respectively.

Note 6. Federal Income Tax

As of September 30, 2019, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and the components of net appreciation were as follows:

Gross Unrealized Appreciation	$43,801,099
Gross Unrealized Depreciation	(608,153)
Net Unrealized Appreciation	$43,192,946

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PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

As of March 31, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$105,543
Capital and Other Losses	(569,768)
Unrealized Appreciation	37,928,024
Other Temporary Differences	(105,580)
Total	$37,358,219

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to treatment of distributions payable.

As of March 31, 2019, the Fund had $569,768 of available short-term capital loss carryforwards that have no expiration date.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

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PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2019

Investment Advisory Agreement Approval

At the June 13, 2019 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between H.M. Payson & Co. (the “Adviser”) and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund as compared to those of a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser’s senior management and staff. The Board considered also the adequacy of the Adviser’s resources.

The Board noted the Adviser’s representation that the firm is in stable financial condition and has the operational capability, the staffing and experience, and the financial strength necessary to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, among other relevant factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

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PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2019

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund as compared to its benchmark. The Board observed that the Fund outperformed its primary benchmark, the S&P 500 Index, for the one- and three-year periods ended March 31, 2019, and underperformed its primary benchmark for the five- and 10-year periods ended March 31, 2019. The Board noted the Adviser’s representation that the Fund’s recent outperformance reflected a market environment that was better aligned with the Fund’s sector allocations than the market environment in prior periods. The Board also considered the Fund’s performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to those of the Fund. The Board observed that, based on the information provided by Broadridge, the Fund outperformed the median of its peer group for the one-, three-, and five-year periods ended March 31, 2019. Based on the foregoing and other relevant considerations, the Board concluded that the Fund’s shareholders could benefit from the Adviser’s management under the Advisory Agreement.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rate and actual total expense ratio of the Fund as compared to its Broadridge peer group. The Board observed that each of the Fund’s actual advisory fee rate and actual total expense ratio were less than the median of its peer group. Based on the foregoing and other applicable considerations, the Board concluded that the advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability

The Board evaluated information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the information provided by the Adviser regarding the costs and profitability of its Fund activities. The Board noted the Adviser’s representation that it does not account for its relationship with the Fund as a separate profit center, though administrative and compliance costs attributable to the Fund were believed to have increased in recent years relative to the Adviser’s other advisory clients. Based on these and other applicable considerations, the Board concluded that the Adviser’s profitability attributable to management of the Fund was not unreasonable.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Fund’s fee structure, asset size, and net expense ratio. The Board also considered the Adviser’s representation that the Fund could potentially benefit from economies of scale if its assets were to increase. Given relatively low current asset levels in the Fund, the Board determined that the asset level

13

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2019

of the Fund was not indicative of economies of scale and economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

14

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2019

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2019	September 30, 2019	Period*	Ratio*
Actual	$1,000.00	$1,048.39	$4.40	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34	0.86%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 366 to reflect the half-year period.

15

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	11/27/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	11/27/19

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	11/27/19